As filed with the U.S. Securities and Exchange Commission on December 5, 2022

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22951

FundX Investment Trust
(Exact name of registrant as specified in charter)

101 Montgomery Street, Suite 2400
San Francisco, CA 94104
(Address of principal executive offices) (Zip code)

Jeff Smith
101 Montgomery Street, Suite 2400
San Francisco, CA 94104
(Name and address of agent for service)

(415) 248-8371
Registrant's telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period:  September 30, 2022

Item 1. Reports to Stockholders.

(a)	Annual Report

FundX Funds

2022

ANNUAL REPORT

SEPTEMBER 30, 2022

Annual Report 2022	Fundxfunds.com	1

1969	FundX Investment Group (then called DAL) is a registered investment advisor (RIA).

50+ Years of Investment Management

FundX, now a division of One Capital Management, was one of the first investment advisors to use no-load mutual funds to professionally manage client accounts in 1969.

It created the first FundX Fund in 2001, packaging one of its popular client portfolios as a mutual fund that was available to everyone.

There are now five FundX funds designed to meet a wide range of investor goals.

Simplifying Fund Investing

The FundX Funds make it easy for investors to own a full portfolio of funds and ETFs in one fund purchase.

Hundreds of investors use the FundX Funds to simplify their investing, adapt to changing markets, and work toward their investment goals.

Managed with Investors’ Best Interests in Mind

FundX joined One Capital Management, LLC, in 2022, and One Capital became the Funds’ advisor. The Funds’ longtime portfolio managers and evidence-based investment strategies remain the same.

We continue to manage equity, sustainable, and fixed income portfolios with discipline, integrity, and with our investors’ best interests in mind.

1976	The firm starts publishing NoLoad FundX newsletter.

2001	The firm packages its most popular growth model as a mutual fund, introducing the FundX Upgrader Fund (FUNDX).

2002	Inception of three additional funds: FundX Aggressive Upgrader Fund (HOTFX), FundX Conservative Upgrader Fund (RELAX), and FundX Flexible Income Fund (INCMX).

2017	Inception of the FundX Sustainable Impact Fund (SRIFX), a fund that aims to help investors build wealth and a better world.

2022	FundX joins One Capital Management, LLC.

2	Annual Report 2022

September 30, 2022

Dear Fellow Shareholders,

Stocks and bonds around the world and all of the FundX Funds posted double-digit losses over the 12 months ending September 30, 2022 as central banks efforts to tame high inflation affected nearly every area of the markets and the globe, and Russia’s war in Ukraine sparked a global energy crisis.

US stocks ended 2021 on a strong note, but peaked in the early days of January 2022 and began their descent as markets struggled to price in the Federal Reserve’s changing monetary policy. Interest rates surged in anticipation of future Fed rate hikes.

The S&P 500 rallied after the Federal Reserve’s initial rate hike in March, but soon resumed its downward path and officially crossed into a bear market in June. By the time the Fed made its fifth rate hike of the year in late September, the fed funds rate was at levels last seen in 2008 and the S&P 500 was on track for its worst September performance in 20 years.

Global stocks followed a similar trajectory as central banks around the world tightened financial conditions in an attempt to rein in record inflation, and global stocks also ended the Annual Report period in bear market territory.

The S&P 500 lost -15.97% for the trailing 12 months, and global stocks, as measured by the Morningstar Global Market Large-Mid-Cap Index, were down -20.98%. The FundX Upgrader Fund (FUNDX) lagged the indexes, while the Aggressive Upgrader Fund (HOTFX) and Sustainable Impact Fund (SRIFX), lagged the S&P 500 but held up better than the global benchmark.

Volatility comes to the bond market

Stocks and bonds don’t always move in the same direction. Historically, bonds have often gained when stocks fell, but bonds also struggled over the trailing 12 months, given stubbornly high inflation and rapidly rising interest rates. The benchmark 10-year Treasury yield more than doubled from 1.52% in January 2022 to 3.83% by the end of September.

The Bloomberg US Aggregate Bond Index lost nearly as much as stocks, down -14.60%, for the 12 months ending September 30, 2022. The FundX Flexible Income Fund (INCMX) which invests primarily in bond funds and ETFs, outpaced the bond market over the trailing 12 months, and the FundX Conservative Upgrader Fund (RELAX), which has exposure to both stocks and bonds, outperformed both US stock and bond markets.

Introducing FundX ETFs

We are excited to announce that on October 17, 2022, we will convert two of our longtime mutual funds into exchange traded funds (ETFs). FundX Upgrader Fund will become FundX ETF (XCOR) and FundX Aggressive Upgrader Fund will become FundX Aggressive ETF (XNAV).

ETFs provide greater tax efficiency and lower fees for our shareholders. And since ETFs have fewer trading restrictions than most mutual funds, we’ll have greater flexibility when managing the ETF portfolios.

Additionally, ETFs allow us to share our active investing strategies with more people. Since ETFs have no minimum investment requirements (most ETFs are available per share), more people can buy in.

Thank you for your investment in the FundX Funds. We appreciate the trust you’ve placed in us to help you navigate today’s ever-changing markets and work toward lifelong investment goals.

Janet Brown

Portfolio Manager, FundX Funds

Managing Director, One Capital Management

Annual Report 2022	Fundxfunds.com	3

Past performance does not guarantee future results.

The information provided in this letter represents the opinion of the author and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Mutual fund investing involves risk. Principal loss is possible. The FundX Upgrader Funds (“Funds”) are considered “funds of funds” and an investor will indirectly bear the principal risks and its share of the fees and expenses of the underlying funds. Shareholders will pay higher expenses than they would if they invested directly in the underlying funds. The Funds employ an “Upgrading” strategy whereby investment decisions are based on near-term performance, however, the Funds may be exposed to the risk of buying underlying funds immediately following a sudden, brief surge in performance that may be followed by a subsequent drop in market value. The Funds invest in underlying funds and these underlying funds may invest in securities of small companies, which involve greater volatility than investing in larger, more established companies, or they may invest in foreign securities, which involve greater volatility and political, economic and currency risks and differences in accounting methods; these risks are greater for investments in emerging markets. The underlying funds may invest in debt securities, which typically decrease in value when interest rates rise; this risk is usually greater for longer-term debt securities. Lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher rated securities. While the Upgrader Funds are diversified, the underlying funds may invest in a limited number of issuers and therefore may be considered non-diversified.The underlying funds may engage in short sales; an underlying fund’s investment performance may suffer if it is required to close out a short position earlier than intended. Some underlying funds may borrow money for leveraging and will incur interest expense. Some underlying funds may use derivatives,which involve risks different from, and in certain cases, greater than the risks presented by more traditional investments. ETFs are subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of an ETF’s shares may trade at a discount to its net asset value, an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a Fund’s ability to sell its shares. The underlying funds may invest in asset-backed and mortgage-backed securities, which involve additional risks such as credit risk, prepayment risk, possible illiquidity and default, and increased susceptibility to adverse economic developments. The underlying funds, particularly some ETFs, may use investment techniques considered to be aggressive, including using futures contracts, options on futures contracts, securities and indices, forward contracts, swap agreements and similar instruments.

Sector weighting and fund holdings are subject to change at any time and mention of them should not be construed as recommendations to buy or sell any security. Please refer to the Schedule of Investments in this report for further sector and holdings information.

Duration is an approximate measure of a bond’s price sensitivity to changes in interest rates.

References to other funds should not be interpreted as an offer of these securities.

Defensive funds typically invest in areas of the market that may hold up better in market declines, such as gold, real estate, utilities, and consumer staples. These funds also may invest in dividend-paying stocks, higher-quality stocks, or low-volatility stocks.

The S&P 500 Index is a broad based unmanaged index of 500 U.S. stocks, which is widely recognized as representative of the U.S. equity market. The Morningstar Global Market Large-Mid-Cap Index measures the performance of developed and emerging countries across the world, targeting the top 90% of stocks by market capitalization. The Nasdaq 100 Index includes the 100 largest U.S non-financial companies listed on the Nasdaq stock exchange. The Russell 2000 Index tracks the performance of the 2,000 smaller U.S. companies. The Bloomberg US Aggregate Bond Index is a market-capitalization-weighted index of investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. You cannot invest directly in an index.

While the funds are noload, management fees and expenses still apply. Diversification does not assure a profit or protect against a loss in a declining market. Please refer to prospectus for further details.

Any new investment in a FundX Upgrader Fund must be preceded or accompanied by a prospectus.

The FundX Upgrader Funds are distributed by Quasar Distributors, LLC.

4	Annual Report 2022

FundX Upgrader Fund (FUNDX) became FundX ETF (XCOR) on October 17, 2022.

The Upgrader Fund (FUNDX) is designed to be a core equity holding. Investors in FUNDX own a portfolio of diversified stock funds and ETFs that are actively managed to navigate changing markets and capitalize on global market trends.

Portfolio Managers Janet Brown Marty DeVault Sean McKeon

How did the market change during the Annual Report period?

US and global stocks fell into a bear market during the trailing 12 months, however, some areas of the market held up better than others. US stocks outpaced foreign, and value and dividend-paying stocks held up better than growth stocks during the downturn.

How did the Fund respond to these changes?

As markets declined, US value funds were performing better than growth funds, and we replaced large-cap growth and blend positions, including TransAmerica Capital Growth (TFOIX) and iShares MSCI KLD 400 Social (DSI), with more value-driven approaches like iShares Select Dividend (DVY) and Invesco S&P 500 Low Volatility (SPLV). By September 30, 2022, FUNDX had nearly 40% in dividend and low volatility ETFs.

While technology (16%), healthcare (14%) and financial services (14%) were FUNDX’s top sector allocations, our exposure to defensive sectors, such as utilities and consumer defensive, increased during this period, fueled by new purchases of value and high dividend-paying stock ETFs.

How did the fund perform?

For the year ending September 30, 2022, FUNDX returned -22.46% compared to -20.98% for the Morningstar Global Market Large-Mid-Cap Index and -15.47% for the S&P 500 Index.

What detracted from the fund’s performance?

Growth exposure via Fidelity Advisor Growth Opportunities (FAGCX) and Fidelity Blue Chip Growth (FBGRX), two funds that lagged in late 2021 and early 2022, were a drag on FUNDX’s returns in early 2022 and were replaced.

What contributed positively to the fund’s performance?

Value ETFs had the most positive impact for FUNDX. Invesco S&P 500 Pure Value (RPV) and iShares S&P 500 Mid-Cap 400 Value (IJJ), which we held throughout fourth quarter of 2021 and first quarter of 2022, were the best performing positions over this time period, strongly outpacing the Morningstar Global Market Large-Mid-Cap Index and the S&P 500. iShares Select Dividend (DVY), a more recent addition to the portfolio, also added gains.

Annual Report 2022	Fundxfunds.com	5

Upgrader Fund Growth Fund

FundX Upgrader Fund: Performance Summary

Annualized Returns as of September 30, 2022

As of 9/30/22	1 Year	3 Year	5 Year	10 Year
FundX Upgrader Fund	-22.46%	2.92%	5.47%	8.04%
Morningstar Global Market Large-Mid Cap Index	-20.98%	3.54%	4.32%	N/A
S&P 500 Index	-15.47%	8.16%	9.24%	11.70%

FundX Upgrader Fund Growth of $10,000 vs Morningstar Global Market Large-Mid Cap Index and S&P 500 Index

While the chart compares a mutual fund to an index, there are important differences between mutual funds and indexes. Market indexes are unmanaged and do not have expenses. The fund, on the other hand, is actively managed and seeks to meet a specific objective other than tracking the index, such as limiting risk or rotating among various sectors or investment styles. The fund also provides a wide range of services to shareholders, and it has transaction and other operational costs.

This chart illustrates the performance of a hypothetical $10,000 investment, including reinvested dividends and distributions, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced.

The performance data quoted above represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.fundxfunds.com.

The Morningstar Global Market Large-Mid Cap Index measures the performance of developed and emerging countries across the world, targeting the top 90% of stocks by market capitalization. The S&P 500 Index is a broad based unmanaged index of 500 U.S. stocks, which is widely recognized as representative of the U.S. equity market. The figures above reflect all dividends reinvested but do not reflect any deductions for fees, expenses, or taxes. One cannot invest directly in an index.

6	Annual Report 2022

Upgrader Fund Growth Fund

0.6% Short-Term Investments,

Inclusive of Other Assets

SCHEDULE OF INVESTMENTS AT SEPTEMBER 30, 2022
Shares	Investment Companies: 99.4%	Value
	Core Funds:
290,000	Invesco S&P 500 Low Volatility ETF	$16,770,700
101,500	Invesco S&P 500 Pure Growth ETF	14,672,840
258,000	Invesco S&P 500 Pure Value ETF	18,018,720
150,700	iShares Select Dividend ETF	16,158,054
76,500	JPMorgan Diversified Return U.S. Equity ETF	6,540,750
355,000	Pacer US Cash Cows 100 ETF	14,562,100
140,000	Schwab U.S. Large-Cap Growth ETF	7,813,400
289,000	SPDR Portfolio S&P 500 Growth ETF	14,478,900
103,000	SPDR S&P Dividend ETF	11,484,500
34,000	Vanguard Mega Cap Growth ETF	5,925,860
198,500	WisdomTree U.S. LargeCap Dividend Fund	10,969,110
61,000	Xtrackers MSCI EAFE Hedged Equity ETF	2,042,280
	Total Core Funds 99.4%	139,437,214

	Total Investment Companies
	(Cost $158,557,856)	139,437,214
	Short-Term Investments: 0.4%
619,205	Fidelity Investments Money Market Government Portfolio - Institutional Class, 2.74% #	619,205

	Total Short-Term Investments
	(Cost $619,205)	619,205

	Total Investments: 99.8%
	(Cost $159,177,061)	140,056,419
	Other Assets in Excess of Liabilities: 0.2%	305,945
	Net Assets: 100.0%	$140,362,364

#	Annualized seven-day yield as of September 30, 2022.

The accompanying notes are an integral part of these financial statements.

Annual Report 2022	Fundxfunds.com	7

FundX Aggressive Upgrader Fund (HOTFX) became FundX Aggressive ETF (XNAV) on October 17, 2022.

The Aggressive Upgrader Fund (HOTFX) focuses on concentrated stock funds and ETFs, including sector and country-specific funds, which typically have above-average risk and higher potential volatility. HOTFX is actively managed in an attempt to capitalize on sector rotations and global market trends.

Portfolio Managers Janet Brown Marty DeVault Sean McKeon

How did the market change during the Annual Report period?

US and global stocks fell into a bear market during the trailing 12 months, however, some areas of the market held up better than others. Energy and utilities were the only sectors with gains for the Annual Report period, while technology was one of the worst performers. Value and dividend-paying stocks held up better than growth stocks in the downturn.

How did the Fund respond to these changes?

We sold technology funds and ETFs in the first half of 2022, bringing HOTFX’s tech exposure down from 20% a year ago to about 7% as of September 30, 2022. We added positions in stronger-performing energy and natural resources funds as well as more defensive consumer and utilities sector ETFs. Energy grew to HOTFX’s largest sector weighting at 19%, followed by consumer defensive at 16%, and utilities at 14%.

As the stock market decline deepened in the second quarter, we shifted roughly 40% of the portfolio into more defensive and diversified investments, such as dividend and low-volatility funds and ETFs.

How did the fund perform?

For the year ending September 30, 2022, HOTFX returned -18.55% compared to -20.98% for the Morningstar Global Market Large-Mid-Cap Index and -15.47% for the S&P 500 Index.

What detracted from the fund’s performance?

Semiconductor funds, like VanEck Semiconductor (SMH), which had been among the fund’s best performing positions in 2021, were among the worst performers in early 2022 and were replaced. Technology-focused large-cap growth funds, like Fidelity OTC (FOCPX), were also a drag on HOTFX’s returns in early 2022, while some of the fund’s dividend and low volatility positions lagged in the third quarter.

What contributed positively to the fund’s performance?

Vanguard Energy (VDE), which we added in October 2021, was the fund’s largest position and its best performing holding, bringing in strong gains while the Morningstar Global Market Large-Mid-Cap Index and the S&P 500 had double-digit losses. iShares North America Natural Resources (IGE) also held up much better than the indexes.

Among HOTFX’s more diversified positions, Fidelity Value Strategies (FSLSX), which we owned from June 2021 through June 2022, was a standout.

8	Annual Report 2022

Aggressive Upgrader Fund Aggressive Growth Fund

FundX Aggressive Upgrader Fund: Performance Summary

Annualized Returns as of September 30, 2022

As of 9/30/22	1 Year	3 Year	5 Year	10 Year
FundX Aggressive Upgrader Fund	-18.55%	3.01%	4.61%	6.7%
Morningstar Global Market Large-Mid Cap Index	-20.98%	3.54%	4.32%	N/A
S&P 500 Index	-15.47%	8.16%	9.24%	11.70%

FundX Aggressive Upgrader Fund Growth of $10,000 vs Morningstar Global Market Large-Mid Cap Index and S&P 500 Index

While the chart compares a mutual fund to an index, there are important differences between mutual funds and indexes. Market indexes are unmanaged and do not have expenses. The fund, on the other hand, is actively managed and seeks to meet a specific objective other than tracking the index, such as limiting risk or rotating among various sectors or investment styles. The fund also provides a wide range of services to shareholders, and it has transaction and other operational costs.

This chart illustrates the performance of a hypothetical $10,000 investment, including reinvested dividends and distributions, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced.

The performance data quoted above represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.fundxfunds.com.

The Morningstar Global Market Large-Mid Cap Index measures the performance of developed and emerging countries across the world, targeting the top 90% of stocks by market capitalization. The S&P 500 Index is a broad based unmanaged index of 500 U.S. stocks, which is widely recognized as representative of the U.S. equity market. The figures above reflect all dividends reinvested but do not reflect any deductions for fees, expenses, or taxes. One cannot invest directly in an index.

Annual Report 2022	Fundxfunds.com	9

Aggressive Upgrader Fund Aggressive Growth Fund

0.6% Short-Term Investments,

Inclusive of Other Assets

SCHEDULE OF INVESTMENTS AT SEPTEMBER 30, 2022
Shares	Investment Companies: 99.4%	Value
	Aggressive Funds:
117,500	Invesco High Yield Equity Dividend Achievers ETF	$2,184,325
	Total Aggressive Funds 8.8%

	Core Funds:
56,100	First Trust Morningstar Dividend Leaders Index Fund	1,802,493
36,500	Invesco S&P 500 High Dividend Low Volatility ETF	1,427,515
9,500	Invesco S&P 500 Pure Growth ETF	1,373,320
38,800	Invesco S&P MidCap Low Volatility ETF	1,863,952
27,600	SPDR Portfolio S&P 500 Growth ETF	1,382,760
16,700	SPDR S&P Dividend ETF	1,862,050
	Total Core Funds 39.3%	9,712,090

	Sector Funds:
15,200	Consumer Staples Select Sector SPDR Fund	1,014,296
26,600	Global X Lithium & Battery Tech ETF	1,757,994
53,000	iShares North American Natural Resources ETF	1,842,280
21,500	SPDR S&P Biotech ETF *	1,705,380
28,800	Utilities Select Sector SPDR Fund	1,886,688
10,900	Vanguard Consumer Staples ETF	1,872,511
25,500	Vanguard Energy ETF	2,590,290
	Total Sector Funds 51.3%	12,669,439

	Total Investment Companies
	(Cost $26,014,659)	24,565,854

10	Annual Report 2022

Aggressive Upgrader Fund Aggressive Growth Fund

SCHEDULE OF INVESTMENTS AT SEPTEMBER 30, 2022
Shares		Value
	Short-Term Investments: 0.0%
2,978	Fidelity Investments Money Market Government Portfolio - Institutional Class, 2.74% #	$2,978

	Total Short-Term Investments
	(Cost $2,978)	2,978

	Total Investments: 99.4%
	(Cost $26,017,637)	24,568,832
	Other Assets in Excess of Liabilities: 0.6%	150,134
	Net Assets: 100.0%	$24,718,966

*	Non-income producing.
#	Annualized seven-day yield as of September 30, 2022.

The accompanying notes are an integral part of these financial statements.

Annual Report 2022	Fundxfunds.com	11

The Conservative Upgrader Fund (RELAX) is an active balanced fund that can invest in core stock funds, balanced and alternative funds, and bond funds. It typically owns core stock funds for growth and bonds and total-return funds (such as balanced and alternative funds) as a way to buffer stock market volatility.

RELAX is designed for investors who seek the growth potential of a stock fund combined with the lower volatility of a fixed income fund.

Portfolio Managers Janet Brown Marty DeVault Sean McKeon

How did the markets change during the Annual Report period?

Stocks entered a bear market and bonds were on track for one of their worst declines on record. While there was nowhere to hide from losses, some stock and bond funds held up better than others. Value and dividend-paying stock funds lost less than growth funds as stock markets fell steadily in the first half of 2022, and shorter-term bond funds, which tend to be less interest-rate sensitive, did best as interest rates rose sharply during the year.

How did the Fund respond to these changes?

With stock and bond markets falling at the same time, we shifted RELAX’s portfolio into funds and ETFs that tend to be less volatile in an effort to increase stability and stem losses.

On the equity side, we replaced US large-cap growth funds with more defensive equity funds, such as dividend and low volatility ETFs. We also dialed down risk in fixed income, selling high-yield and strategic bond funds in favor of less interest-rate sensitive funds, such as ultra short-term bond funds and Treasury Inflation Protected Securities (TIPS) ETFs.

Unlike most balanced funds, RELAX can also diversify into alternative funds, which are designed to be less correlated with stocks or bonds, and we shifted RELAX’s balanced fund positions into alternative funds such as Putnam Multi-Asset Absolute Return (PDMYX) and Gabelli ABC (GADVX).

How did the fund perform?

For the year ending September 30, 2022, RELAX returned -12.60% compared to -20.98% for the Morningstar Global Market Large-Mid-Cap Index, -14.60% for the Bloomberg US Aggregate Bond Index, and -13.72% for a balanced index composed of 60% S&P 500 and 40% Bloomberg US Aggregate Bond Index.

What detracted from the fund’s performance?

RELAX’s equity positions, which had contributed to the fund’s gains in 2021, mostly detracted from performance during the Annual Report period. Growth funds like Fidelity Advisor Growth Opportunities (FAIOX) and TransAmerica Capital Growth (TFOIX) were a drag on performance and were replaced.

12	Annual Report 2022

What contributed positively to the fund’s performance?

RELAX’s alternative positions were among its best performing holdings. Vanguard Market Neutral (VMNFX) and PIMCO Trends Managed Future Strategy (PQTIX) posted gains while the stock and bond markets were negative. Short- and ultra-short bond ETFs such as JP Morgan Ultra-Short Income ETF (JPST) and iShares Short Treasury Bond (SHV) also eked out small gains.

Invesco S&P 500 Pure Value (RPV), which we’ve owned since April 2021, and dividend ETFs such as iShares Select Dividend (DVY), which we bought in February 2022, outperformed the S&P 500.

Annual Report 2022	Fundxfunds.com	13

Conservative Upgrader Fund Balanced Fund

FundX Conservative Upgrader Fund: Performance Summary

Annualized Returns as of September 30, 2022

As of 9/30/22	1 Year	3 Year	5 Year	10 Year
FundX Conservative Upgrader Fund	-12.60%	2.38%	4.18%	6.03%
Morningstar Global Market Large-Mid Cap Index	-20.98%	3.54%	4.32%	N/A
S&P 500 Index	-15.47%	8.16%	9.24%	11.70%
Balanced Index (60% S&P 500 / 40% Bloomberg U.S. Aggregate Bond)	-13.72%	3.69%	5.08%	7.43%
Bloomberg U.S. Aggregate Bond Index	-14.60%	-3.26%	-0.27%	0.89%

FundX Conservative Upgrader Fund Growth of $10,000 vs Morningstar Global Market Large-Mid Cap Index, S&P 500 Index, Balanced Index and Barclays Aggregate Bond Index

While the chart compares a mutual fund to an index, there are important differences between mutual funds and indexes. Market indexes are unmanaged and do not have expenses. The fund, on the other hand, is actively managed and seeks to meet a specific objective other than tracking the index, such as limiting risk or rotating among various sectors or investment styles. The fund also provides a wide range of services to shareholders, and it has transaction and other operational costs.

This chart illustrates the performance of a hypothetical $10,000 investment, including reinvested dividends and distributions, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced.

The performance data quoted above represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.fundxfunds.com.

The Morningstar Global Market Large-Mid Cap Index measures the performance of developed and emerging countries across the world, targeting the top 90% of stocks by market capitalization. The S&P 500 Index is a broad based unmanaged index of 500 U.S. stocks, which is widely recognized as representative of the U.S. equity market. The Bloomberg U.S. Aggregate Bond Index is a market-capitalization-weighted index of investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. The figures above reflect all dividends reinvested but do not reflect any deductions for fees, expenses, or taxes. One cannot invest directly in an index.

14	Annual Report 2022

Conservative Upgrader Fund Balanced Fund

0.3% Short-Term Investments,

Net of Other Liabilities

SCHEDULE OF INVESTMENTS AT SEPTEMBER 30, 2022
Shares	Investment Companies: 99.7%	Value
	Bond Funds:
98,039	Carillon Reams Unconstrained Bond Fund - Class I	$1,122,549
20,000	iShares 0-5 Year TIPS Bond ETF	1,922,200
10,500	Ishares 7-10 Year Treasury Bond ETF	1,007,895
11,000	Ishares MBS ETF	1,007,380
45,500	iShares Short Treasury Bond ETF	5,005,000
32,000	JPMorgan Ultra-Short Income ETF	1,605,120
39,000	PIMCO 1-5 Year U.S. TIPS Index ETF	1,926,990
	Total Bond Funds 20.0%	13,597,134

	Core Funds:
30,000	First Trust Morningstar Dividend Leaders Index Fund	963,900
39,000	Invesco S&P 500 Low Volatility ETF	2,255,370
14,600	Invesco S&P 500 Pure Growth ETF	2,110,576
29,900	Invesco S&P 500 Pure Value ETF	2,088,216
20,100	iShares Select Dividend ETF	2,155,122
41,700	SPDR Portfolio S&P 500 Growth ETF	2,089,170
16,700	SPDR S&P Dividend ETF	1,862,050
9,500	Vanguard Mega Cap Growth ETF	1,655,755
33,000	WisdomTree U.S. LargeCap Dividend Fund	1,823,580
72,000	Xtrackers MSCI EAFE Hedged Equity ETF	2,410,560
	Total Core Funds 28.6%	19,414,299

Annual Report 2022	Fundxfunds.com	15

Conservative Upgrader Fund Balanced Fund

SCHEDULE OF INVESTMENTS AT SEPTEMBER 30, 2022
Shares	Investment Companies: 99.7%	Value
	Total Return Funds:
268,735	Fidelity Real Estate Income Fund	$2,996,399
445,545	Gabelli ABC Fund - Advisor Class	4,406,436
126,050	Hussman Strategic Total Return Fund	1,658,824
30,101	Permanent Portfolio - Class I	1,306,995
493,963	PIMCO RAE Fundamental Advantage PLUS Fund - Institutional Class	4,213,502
355,987	PIMCO TRENDS Managed Futures Strategy Fund - Institutional Class	4,884,142
328,152	Principal Global Multi-Strategy Fund - Institutional Class	3,606,390
425,331	Putnam Multi-Asset Absolute Return Fund - Class Y	4,461,720
63,218	The Merger Fund - Institutional Class	1,094,310
500,419	Vanguard Market Neutral Fund - Investor Class	6,005,026
	Total Return Funds: 51.1%	34,633,744

	Total Investment Companies
	(Cost $71,066,262)	67,645,177
	Total Short-Term Investments: 0.5%
320,578	Fidelity Investments Money Market Government Portfolio - Institutional Class, 2.74% #	320,578

	Total Short-Term Investments
	(Cost $320,578)	320,578

	Total Investments: 100.2%
	(Cost $71,386,840)	67,965,755
	Liabilities in Excess of Other Assets: (0.2)%	(145,608)
	Net Assets: 100.0%	$67,820,147

#	Annualized seven-day yield as of September 30, 2022.

The accompanying notes are an integral part of these financial statements.

16	Annual Report 2022

The Flexible Income Fund (INCMX) is primarily a bond portfolio that invests in bond funds and ETFs rather than individual issues. It may also own low volatility equity funds, such as total-return or alternative funds. INCMX can be used as a standalone portfolio designed to deliver relatively low volatility returns over time or as the lower-risk component of a balanced portfolio that also includes equity funds or ETFs.

Portfolio Managers Janet Brown Marty DeVault Sean McKeon

How did the market change during the Annual Report period?

Bonds had one of their worst years. Interest rates rose rapidly as the Federal Reserve attempted to rein in inflation. The Fed made five rate hikes from March through September 2022, bringing the benchmark fed funds rate up to its highest point since 2008, and the benchmark 10-year Treasury yield more than doubled from 1.52% in January 2022 to 3.83% by the end of September.

Bond prices move inversely to yields, so as rates rose, bonds fell. Shorter-term bonds, which are less interest-rate sensitive, held up much better than longer-term bonds, which had significant losses.

How did the Fund respond to these changes?

As interest rates surged, we dialed down risk, selling all of our high-yield positions and all but one strategic bond fund, and adding exposure to short-term funds and ETFs that are less susceptible to interest rates. By September 30, 2022, nearly 50% of INCMX was invested in a diversified mix of ultra-short and short-term corporate, Treasury, and Treasury Inflation Protected Securities (TIPS) funds and ETFs.

We also repositioned INCMX’s low volatility equity funds, replacing our long-held position in Vanguard Wellesley Income (VWIAX), a bond-oriented balanced fund, with alternative funds like Vanguard Market Neutral (VMNFX) and Merger (MERIX) that tend to be less correlated to the stock or bond markets.

How did the fund perform?

For the year ending September 30, 2022, INCMX returned -10.85% compared to -14.60% for the Bloomberg US Aggregate Bond Index.

What detracted from the fund’s performance?

Fidelity Capital & Income (FAGIX), a high-yield position we’d owned since July 2020, lost more than the benchmark in early 2022 and was replaced. INCMX’s intermediate-term bond positions, which we’d added in August as longer-term yields fell, detracted from performance.

What contributed positively to the fund’s performance?

The majority of INCMX’s positions lost less than the bond market with TIPS ETFs and Vanguard Market Neutral (VMNFX) holding up substantially better than the benchmark. Three funds were standouts, eking out gains while we owned them, even while the bond market was down: Permanent Portfolio (PRPFX), a low volatility fund we owned in the fourth quarter of 2021, and JP Morgan Ultra-Short Income (JPST) and iShares Short Treasury Bond (SHV), two short-term ETFs we bought in July 2022.

Annual Report 2022	Fundxfunds.com	17

Flexible Income Fund Fixed Income

FundX Flexible Income Fund: Performance Summary

Annualized Returns as of September 30, 2022

As of 9/30/22	1 Year	3 Year	5 Year	10 Year
FundX Flexible Income Fund	-10.85%	-1.83%	-0.14%	1.63%
Bloomberg U.S. Aggregate Bond Index	-14.60%	-3.26%	-0.27%	0.89%
ICE BofA 3-Month U.S. Treasury Bill Index	0.62%	0.60%	1.15%	0.68%

FundX Flexible Income Fund Growth of $10,000 vs Barclays Aggregate Bond Index and BofA Merrill Lynch 3-Month U.S. Treasury Bill Index

While the chart compares a mutual fund to an index, there are important differences between mutual funds and indexes. Market indexes are unmanaged and do not have expenses. The fund, on the other hand, is actively managed and seeks to meet a specific objective other than tracking the index, such as limiting risk or rotating among various sectors or investment styles. The fund also provides a wide range of services to shareholders, and it has transaction and other operational costs.

This chart illustrates the performance of a hypothetical $10,000 investment, including reinvested dividends and distributions, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced.

The performance data quoted above represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.fundxfunds.com.

The Bloomberg U.S. Aggregate Bond Index is a market-capitalization-weighted index of investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income. The figures above reflect all dividends reinvested but do not reflect any deductions for fees, expenses, or taxes. One cannot invest directly in an index.

18	Annual Report 2022

Flexible Income Fund Fixed Income

0.2% Short-Term Investments,
Inclusive of Other Assets

SCHEDULE OF INVESTMENTS AT SEPTEMBER 30, 2022
Shares	Investment Companies: 99.8%	Value
	Intermediate Term Bond Funds:
70,500	Ishares 7-10 Year Treasury Bond ETF	$6,767,295
73,700	Ishares MBS ETF	6,749,446
	Total Intermediate Term Bond Funds 20.1%	13,516,741

	Short Term Bond Funds:
81,500	iShares 0-5 Year TIPS Bond ETF	7,832,965
82,000	iShares Short Treasury Bond ETF	9,020,000
180,500	JPMorgan Ultra-Short Income ETF	9,053,880
157,500	PIMCO 1-5 Year U.S. TIPS Index ETF	7,782,075
	Total Short Term Bond Funds 50.0%	33,688,920

	Strategic Bond Funds:
629,085	Carillon Reams Unconstrained Bond Fund - Class I	7,203,023
	Total Strategic Bond Funds: 10.7%

	Total Return Funds:
304,598	The Merger Fund - Institutional Class	5,272,586
629,463	Vanguard Market Neutral Fund - Investor Class^	7,553,552
	Total Total Return Funds 19.0%	12,826,138

	Total Investment Companies
	(Cost $70,525,147)	67,234,822

	Short-Term Investments: 0.1%
95,562	Fidelity Investments Money Market Government Portfolio - Institutional Class, 2.74% #	95,562

	Total Short-Term Investments
	(Cost $95,562)	95,562

	Total Investments: 99.9%
	(Cost $70,620,709)	67,330,384
	Other Assets in Excess of Liabilities: 0.1%	52,934
	Net Assets: 100.0%	$67,383,318

^	A portion of the securities held by the Fund are considered to be illiquid. The fair value total of the portion of all such illiquid securities is $1,363,653 (representing 2.0% of net assets).
#	Annualized seven-day yield as of September 30, 2022.

The accompanying notes are an integral part of these financial statements.

Annual Report 2022	Fundxfunds.com	19

The Sustainable Impact Fund (SRIFX) integrates environmental, social, and governance (ESG) criteria into our longtime momentum-based investment approach. SRIFX invests primarily in core diversified stock funds that have strong ESG ratings and strong recent returns. It also may have limited exposure to more aggressive stock funds and ETFs that meet our sustainability and performance standards.

Portfolio Managers Janet Brown Marty DeVault Sean McKeon

How did the market change during the Annual Report period?

US and global stocks fell into a bear market during the trailing 12 months, however, some areas of the market held up better than others. US stocks outpaced foreign stocks with large-cap stocks doing better than small caps and value stocks beating growth stocks during the downturn.

How did the Fund respond to these changes?

Many sustainable funds struggled with the shift from growth to value stocks in 2022 because sustainable funds tend to favor growth stocks, like technology companies. Morningstar found that 68% of the sustainable funds in the US large-cap blend category had a growth bias.

SRIFX is designed to capitalize on growth and value trends, so when growth fell out of favor in the market downturn, we sold US growth funds, such as Fidelity US Sustainability Index (FITLX), and added positions in more value-oriented sustainable funds, such as Amana Income (AMINX), Calvert US Large Cap Value Responsible Index (CFJIX), and Transamerica Sustainable Equity Income (TDFIX).

Two of SRIFX’s holdings, Amana Income (AMINX) and Pioneer (PIODX), made Morningstar’s list of six US equity ESG funds that held up well during the market’s decline in the first half of 2022.

How did the fund perform?

For the year ending September 30, 2022, SRIFX returned -20.37% compared to -20.98% for the Morningstar Global Market Large-Mid-Cap Index and -15.47% for the S&P 500 Index.

What detracted from the fund’s performance?

SRIFX had about 30% in large-cap growth funds such as Fidelity Environment and Alternative Energy (FSLEX) and Praxis Growth Index (MMDEX) at the start of 2022; these funds lost more than the indexes in the first quarter and were replaced. Smaller-cap funds, such as Pax Small Cap (PXSIX) and mid-cap Ariel (ARAIX), detracted from SRIFX’s returns in the first half of the Annual Report period.

What contributed positively to the fund’s performance?

Large-cap value funds were among SRIFX’s best performing holdings. Invesco S&P 500 Pure Value (RPV) outpaced the S&P 500 while we owned it. While RPV isn’t managed specifically for sustainability, it has a strong ESG rating. Boston Trust Walden Equity (WSEFX) is another value-oriented position that held up better than the index. WSEFX is a longtime sustainable fund that takes a comprehensive approach to sustainable investing, screening companies for environmental, social, and governance (ESG) risks and actively engaging with companies in an effort to help them improve.

20	Annual Report 2022

Sustainable Impact Fund Global Growth and Impact Fund

FundX Sustainable Impact Fund: Performance Summary

Annualized Returns as of September 30, 2022

As of 9/30/22	1 Year	3 Year	5 Year	Since Inception (3/31/17)
FundX Sustainable Impact Fund	-20.37%	2.16%	5.06%	6.43%
Morningstar Global Market Large-Mid Cap Index	-20.98%	3.54%	4.32%	5.68%
S&P 500 Index	-15.47%	8.16%	9.24%	9.83%

FundX Sustainable Impact Fund Growth of $10,000 vs Morningstar Global Market Large-Mid Cap Index and S&P 500 Index

While the chart compares a mutual fund to an index, there are important differences between mutual funds and indexes. Market indexes are unmanaged and do not have expenses. The fund, on the other hand, is actively managed and seeks to meet a specific objective other than tracking the index, such as limiting risk or rotating among various sectors or investment styles. The fund also provides a wide range of services to shareholders, and it has transaction and other operational costs.

This chart illustrates the performance of a hypothetical $10,000 investment, including reinvested dividends and distributions, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced.

The performance data quoted above represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.fundxfunds.com.

The Morningstar Global Market Large-Mid Cap Index measures the performance of developed and emerging countries across the world, targeting the top 90% of stocks by market capitalization. The S&P 500 Index is a broad based unmanaged index of 500 U.S. stocks, which is widely recognized as representative of the U.S. equity market. The figures above reflect all dividends reinvested but do not reflect any deductions for fees, expenses, or taxes. One cannot invest directly in an index.

Annual Report 2022	Fundxfunds.com	21

Sustainable Impact Fund Global Growth and Impact Fund

0.0% Short-Term Investments,
Net of Other Liabilities

SCHEDULE OF INVESTMENTS AT SEPTEMBER 30, 2022
Shares	Investment Companies: 100.0%	Value
	Aggressive Funds:
20,000	Nuveen ESG Mid-Cap Value ETF	$567,600
19,184	Pax U.S. Sustainable Economy Fund - Institutional Class	373,899
	Total Aggressive Funds 6.2%	941,499

	Core Funds:
12,895	Amana Income Fund - Institutional Class	678,946
78,345	Boston Trust Walden Equity Fund^	2,215,607
72,816	Calvert US Large-Cap Value Responsible Index Fund - Class I	1,823,301
27,500	iShares ESG MSCI USA Leaders ETF	1,698,400
22,500	Nuveen ESG Large-Cap Growth ETF	1,037,250
19,675	Pioneer Fund - Class A	550,510
47,378	Praxis Value Index Fund - Class I	669,457
16,980	Russell Sustainable Equity Fund - Class S	683,439
286,104	Transamerica Sustainable Equity Income - Class I	1,793,869
60,362	Vanguard Global ESG Select Stock Fund - Admiral Class	1,837,424
32,600	Xtrackers S&P 500 ESG ETF	1,045,808
	Total Core Funds 92.9%	14,034,011

	Sector Funds:
1,700	First Trust NASDAQ Clean Edge Smart Grid Infrastructure Index Fund	127,908
	Total Sector Funds: 0.9%

	Total Investment Companies
	(Cost $17,494,065)	15,103,418

22	Annual Report 2022

Sustainable Impact Fund Global Growth and Impact Fund

SCHEDULE OF INVESTMENTS AT SEPTEMBER 30, 2022
Shares		Value
	Short-Term Investments: 0.3%
48,657	Fidelity Investments Money Market Government Portfolio - Institutional Class, 2.74% #	$48,657

	Total Short-Term Investments
	(Cost $48,657)	48,657

	Total Investments: 100.3%
	(Cost $17,542,722)	15,152,075
	Liabilities in Excess of Other Assets: (0.3)%	(39,878)
	Net Assets: 100.0%	$15,112,197

^	A portion of the securities held by the Fund are considered to be illiquid. The fair value total of the portion of all such illiquid securities is $28,928 (representing 0.2% of net assets).
#	Annualized seven-day yield as of September 30, 2022.

The accompanying notes are an integral part of these financial statements.

Annual Report 2022	Fundxfunds.com	23

STATEMENT OF ASSETS AND LIABILITIES AT SEPTEMBER 30, 2022
	FundX Upgrader Fund	FundX Aggressive Upgrader Fund	FundX Conservative Upgrader Fund
Assets
Investments in securities, at value (identified cost $158,557,856, $26,014,659, $71,066,262) (See Note 2)	$139,437,214	$24,565,854	$67,645,177
Investments in short-term securities, at value (identified cost $619,205, $2,978, $320,578) (See Note 2)	619,205	2,978	320,578
Total securities, at value (identified cost $159,177,061, $26,017,637, $71,386,840) (See Note 2)	140,056,419	24,568,832	67,965,755
Receivables:
Investment securities sold	—	127,084	—
Fund shares sold	842,513	42,807	56,089
Dividends and interest	12,314	44,138	15,237
Prepaid expenses and other assets	16,340	14,114	17,278
Total assets	140,927,586	24,796,975	68,054,359
Liabilities
Payables:
Fund shares redeemed	321,232	25,918	113,675
Investment advisory fees, net	128,319	13,494	56,734
Administration and accounting fees	24,470	6,576	11,657
Audit fees	29,000	19,050	25,000
Custody fees	1,751	480	936
Transfer agent fees	23,192	5,642	10,119
Trustee fees	16,067	2,794	7,011
Other accrued expenses	21,191	4,055	9,080
Total liablities	565,222	78,009	234,212
Net Assets	$140,362,364	$24,718,966	$67,820,147
Net assets applicable to shares outstanding	$140,362,364	$24,718,966	$67,820,147
Shares outstanding; unlimited number of shares authorized without par value	3,097,554	541,540	1,936,555
Net asset value, offering and redemption price per share	$45.31	$45.65	$35.02

Components of Net Assets
Paid-in capital	$168,394,557	$29,451,330	$73,716,621
Total distributable earnings	(28,032,193)	(4,732,364)	(5,896,474)
Net assets	$140,362,364	$24,718,966	$67,820,147

The accompanying notes are an integral part of these financial statements.

24	Annual Report 2022

STATEMENT OF ASSETS AND LIABILITIES AT SEPTEMBER 30, 2022
	FundX Flexible Income Fund	FundX Sustainable Impact Fund
Assets
Investments in securities, at value (identified cost $70,525,147, $17,494,065) (See Note 2)	$67,234,822	$15,103,418
Investments in short-term securities, at value (identified cost $95,562, $48,657)
(See Note 2)	95,562	48,657
Total securities, at value (identified cost $70,620,709, $17,542,722) (See Note 2)	67,330,384	15,152,075
Receivables:
Investment securities sold	147,450	—
Fund shares sold	—	7
Dividends and interest	546	114
Prepaid expenses and other assets	15,484	8,533
Total assets	67,493,864	15,160,729
Liabilities
Payables:
Fund shares redeemed	13,877	10,000
Investment advisory fees, net	35,519	10,536
Administration and accounting fees	11,861	4,372
Audit fees	25,000	16,700
Custody fees	804	260
Transfer agent fees	8,056	2,154
Trustee fees	6,976	1,653
Other accrued expenses	8,453	2,857
Total liablities	110,546	48,532
Net Assets	$67,383,318	$15,112,197
Net assets applicable to shares outstanding	$67,383,318	$15,112,197
Shares outstanding; unlimited number of shares authorized without par value	2,702,498	705,482
Net asset value, offering and redemption price per share	$24.93	$21.42

Components of Net Assets
Paid-in capital	$77,011,653	$19,039,070
Total distributable earnings (accumulated losses)	(9,628,335)	(3,926,873)
Net assets	$67,383,318	$15,112,197

The accompanying notes are an integral part of these financial statements.

Annual Report 2022	Fundxfunds.com	25

STATEMENT OF OPERATIONS For The Fiscal Year Ended September 30, 2022
	FundX Upgrader Fund	FundX Aggressive Upgrader Fund	FundX Conservative Upgrader Fund
INVESTMENT INCOME
Dividends	$3,453,699	$685,639	$1,696,510
Interest	4,590	5,951	4,159
Total investment income	3,458,289	691,590	1,700,669
EXPENSES
Investment advisory fees	1,989,067	339,913	805,281
Transfer agent fees	140,543	34,112	61,577
Administration and accounting fees	168,037	39,851	76,280
Reports to shareholders	15,905	5,880	8,929
Custody fees	11,423	2,739	5,667
Audit fees	29,000	19,050	25,000
Registration fees	23,015	20,974	17,947
Trustee fees	63,984	12,053	27,017
Miscellaneous expenses	16,700	8,169	10,087
Interest expense (Note 6)	2,500	322	364
Legal fees	93,756	16,942	38,631
Insurance expense	27,845	4,492	11,538
Total expenses	2,581,775	504,497	1,088,318
Less: fees waived	—	(45,293)	(826)
Less: expenses paid indirectly (Note 3)	(51,475)	(7,742)	(37,234)
Net expenses	2,530,300	451,462	1,050,258
Net investment income	927,989	240,128	650,411
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on investments	(23,053,341)	(4,528,864)	(4,856,430)
Capital gain distributions from regulated investment companies	13,213,834	1,005,179	3,919,281
Change in net unrealized appreciation / depreciation on investments	(35,776,014)	(2,134,478)	(9,732,345)
Net realized and unrealized loss on investments	(45,615,521)	(5,658,163)	(10,669,494)
Net decrease in net assets resulting from operations	$(44,687,532)	$(5,418,035)	$(10,019,083)

The accompanying notes are an integral part of these financial statements.

26	Annual Report 2022

STATEMENT OF OPERATIONS For The Fiscal Year Ended September 30, 2022
	FundX Flexible Income Fund	FundX Sustainable Impact Fund
INVESTMENT INCOME
Dividends	$2,783,223	$192,257
Interest	4,093	795
Total investment income	2,787,316	193,052
EXPENSES
Investment advisory fees	572,747	215,235
Transfer agent fees	48,106	13,555
Administration and accounting fees	76,743	29,529
Reports to shareholders	7,354	3,953
Custody fees	4,933	1,864
Audit fees	25,000	16,700
Registration fees	21,016	21,256
Trustee fees	27,984	6,974
Miscellaneous expenses	10,367	7,498
Interest expense (Note 6)	246	918
Legal fees	39,531	10,115
Insurance expense	11,830	3,312
Total expenses	845,857	330,909
Plus: fees recouped	1,604	—
Less: fees waived	(37,186)	(39,423)
Less: expenses paid indirectly (Note 3)	(62,497)	(10,418)
Net expenses	747,778	281,068
Net investment income (loss)	2,039,538	(88,016)
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on investments	(3,379,569)	(2,299,265)
Capital gain distributions from regulated investment companies	749,490	862,139
Change in net unrealized appreciation / depreciation on investments	(8,374,038)	(2,584,088)
Net realized and unrealized loss on investments	(11,004,117)	(4,021,214)
Net decrease in net assets resulting from operations	$(8,964,579)	$(4,109,230)

The accompanying notes are an integral part of these financial statements.

Annual Report 2022	Fundxfunds.com	27

Upgrader Fund Growth Fund

STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended September 30, 2022	Year Ended September 30, 2021
INCREASE (DECREASE) IN NET ASSETS FROM: OPERATIONS
Net investment Income (loss)	$927,989	$(1,782,565)
Net realized gain (loss) on investments	(23,053,341)	59,262,474
Capital gain distributions from regulated investment companies	13,213,834	8,104,284
Change in net unrealized appreciation/depreciation on investments	(35,776,014)	(24,923,133)
Net increase (decrease) in net assets resulting from operations	(44,687,532)	40,661,060
DISTRIBUTIONS TO SHAREHOLDERS
Net dividends and distributions to shareholders	(60,958,087)	(950,917)
Total distributions to shareholders	(60,958,087)	(950,917)
CAPITAL SHARE TRANSACTIONS
Net change in net assets derived from net change in outstanding shares (a)	13,838,284	(18,540,753)
Total change in net assets	(91,807,335)	21,169,390

NET ASSETS
Beginning of year	232,169,699	211,000,309
End of year	$140,362,364	$232,169,699

(a) Summary of capital share transactions is as follows:

	Year Ended September 30, 2022		Year Ended September 30, 2021
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	375,866	$20,418,141	145,057	$11,186,887
Shares issued in reinvestment of distributions	976,271	60,040,694	12,666	936,917
Shares redeemed	(1,192,911)	(66,620,551)	(400,388)	(30,664,557)
Net change in shares outstanding	159,226	$13,838,284	(242,665)	$(18,540,753)

The accompanying notes are an integral part of these financial statements.

28	Annual Report 2022

Aggressive Upgrader Fund Aggressive Growth Fund

STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended September 30, 2022	Year Ended September 30, 2021
INCREASE (DECREASE) IN NET ASSETS FROM: OPERATIONS
Net investment income (loss)	$240,128	$(129,909)
Net realized gain (loss) on investments	(4,528,864)	9,365,244
Capital gain distributions from regulated investment companies	1,005,179	1,330,549
Change in net unrealized appreciation/depreciation on investments	(2,134,478)	(6,567,162)
Net increase (decrease) in net assets resulting from operations	(5,418,035)	3,998,722
DISTRIBUTIONS TO SHAREHOLDERS
Net dividends and distributions to shareholders	(9,625,818)	(530,656)
Total distributions to shareholders	(9,625,818)	(530,656)
CAPITAL SHARE TRANSACTIONS
Net change in net assets derived from net change in outstanding shares (a)	3,240,053	(2,048,680)
Total change in net assets	(11,803,800)	1,419,386

NET ASSETS
Beginning of year	36,522,766	35,103,380
End of year	$24,718,966	$36,522,766

(a) Summary of capital share transactions is as follows:

	Year Ended September 30, 2022		Year Ended September 30, 2021
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	284,871	$14,499,488	21,753	$1,720,885
Shares issued in reinvestment of distributions	159,595	9,574,094	6,922	527,803
Shares redeemed	(386,985)	(20,833,529)	(55,090)	(4,297,368)
Net change in shares outstanding	57,481	$3,240,053	(26,415)	$(2,048,680)

The accompanying notes are an integral part of these financial statements.

Annual Report 2022	Fundxfunds.com	29

Conservative Upgrader Fund Balanced Fund

STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended September 30, 2022	Year Ended September 30, 2021
INCREASE (DECREASE) IN NET ASSETS FROM: OPERATIONS
Net investment income (loss)	$650,411	$(111,443)
Net realized gain (loss) on investments	(4,856,430)	11,804,378
Capital gain distributions from regulated investment companies	3,919,281	2,500,652
Change in net unrealized appreciation / depreciation on investments	(9,732,345)	(1,411,978)
Net increase (decrease) in net assets resulting from operations	(10,019,083)	12,781,609
DISTRIBUTIONS TO SHAREHOLDERS
Net dividends and distributions to shareholders	(14,622,472)	(359,435)
Total distributions to shareholders	(14,622,472)	(359,435)
CAPITAL SHARE TRANSACTIONS
Net change in net assets derived from net change in outstanding shares (a)	2,834,668	(6,206,249)
Total change in net assets	(21,806,887)	6,215,925

NET ASSETS
Beginning of year	89,627,034	83,411,109
End of year	$67,820,147	$89,627,034

(a) Summary of capital share transactions is as follows:

	Year Ended September 30, 2022		Year Ended September 30, 2021
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	119,347	$4,773,269	137,379	$6,434,066
Shares issued in reinvestment of distributions	346,392	14,385,664	7,955	355,090
Shares redeemed	(404,564)	(16,324,265)	(283,463)	(12,995,405)
Net change in shares outstanding	61,175	$2,834,668	(138,129)	$(6,206,249)

The accompanying notes are an integral part of these financial statements.

30	Annual Report 2022

Flexible Income Fund Fixed Income

STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended September 30, 2022	Year Ended September 30, 2021
INCREASE (DECREASE) IN NET ASSETS FROM: OPERATIONS
Net investment income	$2,039,538	$1,865,628
Net realized income (loss) on investments	(3,379,569)	759,560
Capital gain distributions from regulated investment companies	749,490	981,243
Change in net unrealized appreciation / depreciation on investments	(8,374,038)	3,554,164
Net increase (decrease) in net assets resulting from operations	(8,964,579)	7,160,595
DISTRIBUTIONS TO SHAREHOLDERS
Net dividends and distributions to shareholders	(2,007,391)	(1,751,962)
Total distributions to shareholders	(2,007,391)	(1,751,962)
CAPITAL SHARE TRANSACTIONS
Net change in net assets derived from net change in outstanding shares (a)	(11,772,406)	(574,441)
Total change in net assets	(22,744,376)	4,834,192

NET ASSETS
Beginning of year	90,127,694	85,293,502
End of year	$67,383,318	$90,127,694

(a) Summary of capital share transactions is as follows:

	Year Ended September 30, 2022		Year Ended September 30, 2021
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	153,809	$4,277,101	621,537	$17,335,366
Shares issued in reinvestment of distributions	70,816	2,002,678	63,513	1,747,885
Shares redeemed	(673,374)	(18,052,185)	(702,589)	(19,657,942)
Other transactions^	—	—	—	250
Net change in shares outstanding	(448,749)	$(11,772,406)	(17,539)	$(574,441)

^ Reimbursement from U.S. Bank Global Fund Services due to shareholder activity.

The accompanying notes are an integral part of these financial statements.

Annual Report 2022	Fundxfunds.com	31

Sustainable Impact Fund Global Growth and Impact Fund

STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended September 30, 2022	Year Ended September 30, 2021
INCREASE IN NET ASSETS FROM:
OPERATIONS
Net investment loss	$(88,016)	$(268,667)
Net realized gain (loss) on investments	(2,299,265)	6,831,066
Capital gain distributions from regulated investment companies	862,139	620,284
Change in net unrealized appreciation/depreciation on investments	(2,584,088)	(4,691,188)
Net increase in net assets resulting from operations	(4,109,230)	2,491,495
DISTRIBUTIONS TO SHAREHOLDERS
Net dividends and distributions to shareholders	(6,842,538)	(640,625)
Total distributions to shareholders	(6,842,538)	(640,625)
CAPITAL SHARE TRANSACTIONS
Net change in net assets derived from net change in outstanding shares (a)	571,253	1,773,427
Total change in net assets	(10,380,515)	3,624,297

NET ASSETS
Beginning of year	25,492,712	21,868,415
End of year	$15,112,197	$25,492,712

(a) Summary of capital share transactions is as follows:

	Year Ended September 30, 2022		Year Ended September 30, 2021
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	80,385	$2,213,463	67,309	$2,481,143
Shares issued in reinvestment of distributions	234,093	6,842,539	17,819	640,625
Shares redeemed	(314,398)	(8,484,749)	(36,988)	(1,348,341)
Net change in shares outstanding	80	$571,253	48,140	$1,773,427

The accompanying notes are an integral part of these financial statements.

32	Annual Report 2022

Upgrader Fund Growth Fund

  FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

Net asset value, beginning of year	Year Ended September 30,
	2022	2021	2020	2019	2018
	$79.01	$66.33	$61.22	$67.69	$57.53
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (1) (2)	0.28	(0.58)	(0.28)	(0.20)	(0.34)
Net realized and unrealized gain (loss) on investments	(12.35)	13.57	10.53	(0.13)	10.77
Total from investment operations	(12.07)	12.99	10.25	(0.33)	10.43

LESS DISTRIBUTIONS:
From net investment income	—	—	—	—	(0.27)
From net realized gain	(21.63)	(0.31)	(5.14)	(6.14)	—
Total distributions	(21.63)	(0.31)	(5.14)	(6.14)	(0.27)
Net asset value, end of year	$45.31	$79.01	$66.33	$61.22	$67.69

Total return	(22.46)%	19.61%	17.55%	1.30%	18.19%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$140.4	$232.2	$211.0	$211.2	$235.6

RATIO OF EXPENSES TO AVERAGE NET ASSETS (3):
Before fees waived and expenses absorbed	1.30% (4)	1.26%(4)	1.29%(4)	1.28%(4)	1.27%(4)
After fees waived and expenses absorbed (5)	1.30% (4)	1.26% (4)	1.29% (4)	1.28% (4)	1.27% (4)

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS (3):
Before fees waived and expenses absorbed	0.44%(4)	(0.77)%(4)	(0.50)%(4)	(0.37)%(4)	(0.61)%(4)
After fees waived and expenses absorbed (6)	0.44%(4)	(0.77)%(4)	(0.50)%(4)	(0.37)%(4)	(0.61)%(4)
Portfolio turnover rate	185%	104%	175%	107%	83%

(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)	Calculated using the average shares outstanding method.
(3)	Does not include expenses of investment companies in which the Fund invests.
(4)	Includes interest expense of $2,500 or 0.00%, $56 or 0.00%, $2,872 or 0.00%, $1,069 or 0.00% and $1,117 or 0.00% of average net assets for the years end September 30, 2022, September 30, 2021, September 30, 2020, September 30, 2019 and September 30, 2018, respectively.
(5)	Including credits for expenses paid indirectly, the ratio of expenses to average net assets would have been 1.27%, 1.24%, 1.26%, 1.25% and 1.21%, for the years ended September 30, 2022, September 30, 2021, September 30, 2020, September 30, 2019 and September 30, 2018, respectively. (Note 3)
(6)	Including credits for expenses paid indirectly, the ratio of net investment income (loss) to average net assets would have been 0.47%, (0.76)%, (0.47)%, (0.34)% and (0.55)%, for the years ended September 30, 2022, September 30,2021, September 30, 2020, September 30, 2019 and September 30, 2018, respectively. (Note 3)

The accompanying notes are an integral part of these financial statements.

Annual Report 2022	Fundxfunds.com	33

Aggressive Upgrader Fund Aggressive Growth Fund

  FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

Net asset value, beginning of year	Year Ended September 30,
	2022	2021	2020	2019	2018
	$75.45	$68.77	$59.06	$73.48	$62.16
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (1) (2)	0.42	(0.26)	(0.31)	(0.29)	(0.55)
Net realized and unrealized gain (loss) on investments	(9.45)	7.99	12.24	(3.79)	11.87
Total from investment operations	(9.03)	7.73	11.93	(4.08)	11.32

LESS DISTRIBUTIONS:
From net investment income	—	—	—	—	—
From net realized gain	(20.77)	(1.05)	(2.22)	(10.34)	—
Total distributions	(20.77)	(1.05)	(2.22)	(10.34)	—
Net asset value, end of year	$45.65	$75.45	$68.77	$59.06	$73.48

Total return	(18.55)%	11.22%	20.66%	(3.05)%	18.21%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$24.7	$36.5	$35.1	$35.8	$44.9

RATIO OF EXPENSES TO AVERAGE NET ASSETS (3):
Before fees waived and expenses absorbed	1.48%(4)	1.40%(4)	1.48%(4)	1.44%(4)	1.42%(4)
After fees waived and expenses absorbed (5)	1.35% (4)	1.35% (4)	1.35% (4)	1.35%(4)	1.35% (4)

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS (3):
Before fees waived and expenses absorbed	0.55%(4)	(0.40)%(4)	(0.65)%(4)	(0.59)%(4)	(0.90)%(4)
After fees waived and expenses absorbed (6)	0.68%(4)	(0.35)%(4)	(0.52)%(4)	(0.50)%(4)	(0.83)%(4)
Portfolio turnover rate	223%	184%	159%	187%	144%

(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)	Calculated using the average shares outstanding method.
(3)	Does not include expenses of investment companies in which the Fund invests.
(4)	Includes interest expense of $322 or 0.00%, $100 or 0.00%, $1,013 or 0.00%, $600 or 0.00% and $428 or 0.00% of average net assets for the years ended September 30, 2022, September 30, 2021, September 30, 2020 September 30, 2019 and September 30, 2018, respectively.
(5)	Including credits for expenses paid indirectly, the ratio of expenses to average net assets would have been 1.33%, 1.34%, 1.33%, 1.34% and 1.33%, for the years ended September 30, 2022, September 30, 2021, September 30, 2020, September 30, 2019 and September 30, 2018, respectively. (Note 3)
(6)	Including credits for expenses paid indirectly, the ratio of net investment income (loss) to average net assets would have been 0.71%, (0.33)%, (0.50)%, (0.49)% and (0.81)%, for the years ended September 30, 2022, September 30, 2021, September 30, 2020, September 30, 2019 and September 30, 2018, respectively. (Note 3)

The accompanying notes are an integral part of these financial statements.

34	Annual Report 2022

Conservative Upgrader Fund Balanced Fund

  FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

Net asset value, beginning of year	Year Ended September 30,
	2022	2021	2020	2019 (1)	2018
	$47.79	$41.43	$40.43	$41.40	$40.41
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (2) (3)	0.33	(0.06)	0.19	0.27	0.26
Net realized and unrealized gain (loss) on investments	(5.09)	6.60	2.20	0.63	4.01
Total from investment operations	(4.76)	6.54	2.39	0.90	4.27

LESS DISTRIBUTIONS:
From net investment income	(0.68)	(0.18)	(0.46)	(0.16)	(0.52)
From net realized gain	(7.33)	—	(0.93)	(1.71)	(2.76)
Total distributions	(8.01)	(0.18)	(1.39)	(1.87)	(3.28)
Net asset value, end of year	$35.02	$47.79	$41.43	$40.43	$41.40

Total return	(12.60)%	15.83%	5.99%	28.84%	11.22%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$67.8	$89.6	$83.4	$99.3	$60.1

RATIO OF EXPENSES TO AVERAGE NET ASSETS (4):
Before fees waived and expenses absorbed	1.35%(5)	1.31%(5)	1.33%(5)	1.35%(5)	1.35%(5)
After fees waived and expenses absorbed (6)	1.35% (5)	1.31%(5)	1.35% (5)	1.35%(5)	1.35%(5)

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS (4):
Before fees waived and expenses absorbed	0.76%(5)	(0.16)%(5)	0.48%(5)	0.66%(5)	0.61%(5)
After fees waived and expenses absorbed (7)	0.76%(5)	(0.16)%(5)	0.46%(5)	0.66%(5)	0.61%(5)
Portfolio turnover rate	144%	84%	172%	151%	92%

(1)	On July 26, 2019, shares of the FundX Tactical Upgrader Fund were reorganized into shares of the FundX Conservative Upgrader Fund. Activity after July 26, 2019 reflects the Funds’ combined operations.
(2)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(3)	Calculated using the average shares outstanding method.
(4)	Does not include expenses of investment companies in which the Fund invests.
(5)	Includes interest expense of $364 or 0.00%, $152 or 0.00%, $3,077 or 0.00%, $1,536 or 0.00% and $734 or 0.00% of average net assets for the years ended September 30, 2022, September 30, 2021, September 30, 2020, September 30, 2019 and September 30, 2018, respectively.
(6)	Including credits for expenses paid indirectly, the ratio of expenses to average net assets would have been 1.30%, 1.28%, 1.33%, 1.32% and 1.31%, for the years ended September 30, 2022, September 30, 2021, September 30, 2020, September 30, 2019 and September 30, 2018, respectively. (Note 3)
(7)	Including credits for expenses paid indirectly, the ratio of net investment income (loss) to average net assets would have been 0.81%, (0.13)%, 0.48%, 0.69% and 0.65%, for the years ended September 30, 2022, September 30, 2021, September 30, 2020, September 30, 2019 and September 30, 2018, respectively. (Note 3)

The accompanying notes are an integral part of these financial statements.

Annual Report 2022	Fundxfunds.com	35

Flexible Income Fund Fixed Income

  FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

Net asset value, beginning of year	Year Ended September 30,
	2022	2021	2020	2019	2018
	$28.60	$26.92	$28.13	$28.50	$29.16
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (1) (2)	0.68	0.60	0.49	0.60	0.84
Net realized and unrealized gain (loss) on investments	(3.71)	1.70	(1.12)	0.35	(0.48)
Total from investment operations	(3.03)	2.30	(0.63)	0.95	0.36

LESS DISTRIBUTIONS:
From net investment income	(0.64)	(0.62)	(0.58)	(1.32)	(1.02)
From net realized gain	—	—	—	—	—
Total distributions	(0.64)	(0.62)	(0.58)	(1.32)	(1.02)
Net asset value, end of year	$24.93	$28.60	$26.92	$28.13	$28.50

Total return	(10.85)%	8.63%	(2.32)%	3.66%	1.25%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$67.4	$90.1	$85.3	$97.4	$99.9

RATIO OF EXPENSES TO AVERAGE NET ASSETS (3):
Before fees recaptured/waived and expenses absorbed	1.03%(4)	1.00%(4)	1.01%(4)	1.01%(4)	0.98%(4)
After fees recaptured/waived and expenses absorbed (5)	0.99%(4)	0.99%(4)	0.99%(4)	1.00%(4)	0.99%(4)

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS (3):
Before fees recaptured/waived and expenses absorbed	2.37%(4)	2.10% (4)	1.75%(4)	2.14% (4)	2.95%(4)
After fees recaptured/waived and expenses absorbed (6)	2.41%(4)	2.11%(4)	1.77%(4)	2.15%(4)	2.94%(4)
Portfolio turnover rate	158%	73%	262%	180%	105%

(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)	Calculated using the average shares outstanding method.
(3)	Does not include expenses of investment companies in which the Fund invests.
(4)	Includes interest expense of $246 or 0.00%, $367 or 0.00%, $1,916 or 0.00%, $10,082 or 0.01% and $1,173 or 0.00% of average net assets for the years ended September 30, 2022, September 30, 2021, September 30, 2020, September 30, 2019 and September 30, 2018, respectively.
(5)	Including credits for expenses paid indirectly, the ratio of expenses to average net assets would have been 0.91%, 0.96%, 0.98%, 0.97% and 0.98%, for the years ended September 30, 2022, September 30, 2021, September 30, 2020, September 30, 2019 and September 30, 2018, respectively. (Note 3)
(6)	Including credits for expenses paid indirectly, the ratio of net investment income to average net assets would have been 2.49%, 2.13%, 1.78%, 2.18% and 2.95%, for the years ended September 30, 2022, September 30, 2021, September 30, 2020, September 30,2019 and September 30, 2018, respectively. (Note 3)

The accompanying notes are an integral part of these financial statements.

36	Annual Report 2022

Sustainable Impact Fund Global Growth and Impact Fund

  FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the year

Net asset value, beginning of year	Year Ended September 30,
	2022	2021	2020	2019	2018
	$36.14	$33.27	$27.80	$31.67	$27.52
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (1) (2)	(0.12)	(0.39)	(0.23)	(0.15)	(0.18)
Net realized and unrealized gain (loss) on investments	(4.58)	4.23	5.77	0.17	4.84
Total from investment operations	(4.70)	3.84	5.54	0.02	4.66

LESS DISTRIBUTIONS:
From net investment income	—	—	—	—	(0.40)
From net realized gain	(10.02)	(0.97)	(0.07)	(3.89)	(0.11)
Total distributions	(10.02)	(0.97)	(0.07)	(3.89)	(0.51)
Net asset value, end of year	$21.42	$36.14	$33.27	$27.80	$31.67

Total return	(20.37)%	11.56%	20.01%	2.49%	17.12%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$15.1	$25.5	$21.9	$20.3	$19.7

RATIO OF EXPENSES TO AVERAGE NET ASSETS (3):
Before fees waived and expenses absorbed	1.53%(4)	1.45%(4)	1.52%(4)	1.52%(4)	1.55%(4)
After fees waived and expenses absorbed	1.35% (4) (5)	1.35%(4) (5)	1.35%(4) (5)	1.36%(4) (5)	1.35%(4)

RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS (3):
Before fees waived and expenses absorbed	(0.64)%(4)	(1.19)%(4)	(0.96)%(4)	(0.72)%(4)	(0.81)%(4)
After fees waived and expenses absorbed	(0.46)%(4) (6)	(1.09)%(4) (6)	(0.79)%(4) (6)	(0.56)%(4) (6)	(0.61)%(4)
Portfolio turnover rate	209%	154%	156%	190%	161%

*	The FundX Sustainable Impact Fund was incepted March 31, 2017.
(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)	Calculated using the average shares outstanding method.
(3)	Does not include expenses of investment companies in which the Fund invests.
(4)	Includes interest expense of $918 or 0.00%, $8 or 0.00%, $587 or 0.01%, $2,387 or 0.01% and $32 or 0.00% of average net assets for the years ended September 30, 2022, September 30, 2021, September 30, 2020, September 30, 2019 and September 30, 2018, respectively.
(5)	Including credits for expenses paid indirectly, the ratio of expenses to average net assets would have been 1.31%, 1.33%, 1.34% and 1.35% for the years ended September 30, 2022, September 30, 2021, September 30, 2020 and September 30, 2019. (Note 3)
(6)	Including credit for expenses paid indirectly, the ratio of net investment loss to average net assets would have been (0.41)%, (1.06)%, (0.78)% and (0.55)% for the years ended September 30, 2022, September 30, 2021, September 30, 2020 and September 30, 2019. (Note 3)

The accompanying notes are an integral part of these financial statements.

Annual Report 2022	Fundxfunds.com	37

NOTES TO THE FINANCIAL STATEMENTS SEPTEMBER 30, 2022

NOTE 1 – ORGANIZATION

FundX Investment Trust (the “Trust”) was organized as a Delaware business trust on March 12, 2014, and is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. The Funds comprising the Trust consist of FundX Upgrader Fund (“Upgrader Fund”), FundX Aggressive Upgrader Fund (“Aggressive Fund”), FundX Conservative Upgrader Fund (“Conservative Fund”), FundX Flexible Income Fund (“Flexible Income Fund”), and FundX Sustainable Impact Fund (“Sustainable Impact Fund”), collectively, the “Funds”. The Funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.” The Funds were organized to serve as Successor Funds to certain predecessor mutual funds that were previously part of another investment company, Professionally Managed Portfolios, which were advised by the FundX Investment Group, LLC (the “Former Advisor”) and were merged with and into the Successor Funds as part of a reorganization transaction that became effective on August 4, 2014, except for the Sustainable Impact Fund.

The Upgrader Fund commenced operations on November 1, 2001. The Aggressive Fund, Conservative Fund and Flexible Income Fund commenced operations on July 1, 2002. The Sustainable Impact Fund commenced operations on March 31, 2017.

The investment objective of the Upgrader Fund and the Aggressive Fund is to maximize capital appreciation over the long term without regard to income. The investment objective of the Conservative Fund is to obtain capital appreciation over the long term while at times providing a low level of current income to reduce portfolio volatility. The investment objective of the Flexible Income Fund is to generate total return, which is capital appreciation plus current income. The investment objective of the Sustainable Impact Fund is to obtain long-term capital appreciation.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A. Security Valuation. Investments in open-end mutual funds are valued at their respective net asset values on the valuation date. Security valuations for the Funds’ investments in investment companies are furnished by an independent pricing service that has been approved by the Funds’ Board of Trustees. All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”), are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Short-term securities that have maturities of less than 60 days, at time of purchase, are valued at amortized cost, which when combined with accrued interest, approximates market value.

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith or under the direction of the Board of Trustees. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Funds’ Board of Trustees. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of September 30, 2022, the Funds did not hold fair valued securities.

The Funds may utilize various methods to measure the fair value of some of their investments. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuations methods. The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.
Level 2 –	Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 –	Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

38	Annual Report 2022

NOTES TO THE FINANCIAL STATEMENTS SEPTEMBER 30, 2022, continued

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Funds’ investments as of September 30, 2022:

FUNDX UPGRADER FUND	Level 1	Level 2	Level 3	Total
Investment Companies	$139,437,214	$ —	$ —	$139,437,214
Short-Term Investments	619,205	—	—	619,205
Total Investments in Securities	$140,056,419	$ —	$ —	$140,056,419

FUNDX AGGRESSIVE UPGRADER FUND	Level 1	Level 2	Level 3	Total
Investment Companies	$24,565,854	$ —	$ —	$24,565,854
Short-Term Investments	2,978	—	—	2,978
Total Investments in Securities	$24,568,832	$ —	$ —	$24,568,832

FUNDX CONSERVATIVE UPGRADER FUND	Level 1	Level 2	Level 3	Total
Investment Companies	$67,645,177	$ —	$ —	$67,645,177
Short-Term Investments	320,578	—	—	320,578
Total Investments in Securities	$67,965,755	$ —	$ —	$67,965,755

FUNDX FLEXIBLE INCOME FUND	Level 1	Level 2	Level 3	Total
Investment Companies	$67,234,822	$ —	$ —	$67,234,822
Short-Term Investments	95,562	—	—	95,562
Total Investments in Securities	$67,330,384	$ —	$ —	$67,330,384

FUNDX SUSTAINABLE IMPACT FUND	Level 1	Level 2	Level 3	Total
Investment Companies	$15,103,418	$ —	$ —	$15,103,418
Short-Term Investments	48,657	—	—	48,657
Total Investments in Securities	$15,152,075	$ —	$ —	$15,152,075

See schedule of investments for breakout of investment company types.

B. Federal Income Taxes. The Funds have elected to be taxed as “regulated investment companies” and intend to distribute substantially all taxable income to their shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

To avoid imposition of the excise tax applicable to regulated investment companies, each Fund intends to declare each year as dividends, in each calendar year, at least 98% of its net investment income (earned during the calendar year) and at least 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31 and late year losses incurred after December 31 and within the taxable year are deemed to arise on the first business day of each Fund’s next taxable year.

For fiscal year ended September 30, 2022, the Conservative Fund had post October losses of $2,586,150. No Fund had any late year losses.

At September 30, 2022, the following Capital Loss Carryover were available:

	Infinite Short-Term	Total
UPGRADER FUND	$(12,403,551)	$(12,403,551)
AGGRESSIVE UPGRADER FUND	(3,671,738)	(3,671,738)
FLEXIBLE INCOME FUND	(7,714,733)	(7,714,733)
SUSTAINABLE IMPACT FUND	(1,551,536)	(1,551,536)

As of September 30, 2022, there were no Capital Loss Carryover available to offset future gains for the Conservative Fund.

Annual Report 2022	Fundxfunds.com	39

NOTES TO THE FINANCIAL STATEMENTS SEPTEMBER 30, 2022, continued

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2019-2022, or expected to be taken in the Funds’ 2022 tax returns. The Funds identify their major tax jurisdictions as U.S. Federal and California State; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C. Securities Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on an identified cost basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

D. Distributions to Shareholders. Distributions to shareholders from net investment income and net realized gains on securities for the Funds normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

E. Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

F. Share Valuation. The net asset value (“NAV”) per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash and other assets, minus all liabilities by the total number of shares outstanding for each Fund, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading. The offering and redemption price per share for each Fund is equal to each Fund’s net asset value per share.

G. Guarantees and Indemnifications. In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

H. Reclassification of Capital Accounts. U.S. GAAP requires that certain components of net assets relating to permanent difference be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the fiscal year ended September 30, 2022, no fund had any adjustments.

I. Fund of Funds. Each Fund relies on Section 12(d)(1)(F) of the 1940 Act that permits each Fund to invest in unaffiliated funds subject to certain guidelines including that each Fund (together with its affiliated funds) may acquire no more than 3% of the outstanding voting securities of the unaffiliated fund. Generally, Section 12(d)(1) of the 1940 Act (and the rules thereunder) restricts investments by registered investment companies in securities of other registered investment companies, including the Underlying Funds. The acquisition of shares of the Underlying Funds by each Fund is therefore subject to the restrictions of Section 12(d)(1) of the 1940 Act, except as may be permitted by any exemptive orders obtained by the Underlying Funds that permits registered investment companies such as each Fund to invest in the Underlying Fund beyond the limits of Section 12(d)(1), subject to certain terms and conditions, including that each Fund enter into an agreement with the Underlying Fund regarding the terms of the investment.

J. Subsequent Events. In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date these financial statements were issued. The Board of Trustees of FundX Investment Trust (the “Trust”), at a board meeting held on May 20, 2022, approved converting the Upgrader Fund and Aggressive Upgrader Fund into an exchange-traded fund (“ETF”) by the reorganization of each Fund into a corresponding ETF, FundX ETF and FundX Aggressive ETF, respectively. Each ETF will be a newly created series of the Trust. The reorganization was completed on October 14, 2022.

K. COVID-19 Pandemic. The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The operational and financial performance of the issuers of securities in which the Funds invest depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Funds’ investments, impair the Funds’ ability to satisfy redemption requests, and negatively impact the Funds’ performance.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Prior to February 4, 2022, FundX Investment Group, LLC served as the Advisor of the Trust (the “Former Advisor”) and provided the Funds with investment management services under an Investment Advisory Agreement (the “Former Agreement”). Effective February 4, 2022, One Capital Management, LLC (“One Capital” or the “New Advisor”) acquired 100% of the equity interests of the Former Advisor (the “Transaction”). The purchase by One Capital of the Former Advisor constituted an assignment of, and termination of, the Former Agreement, and a new Investment Advisory Agreement (the “New Agreement”) became effective on February 4, 2022. The terms of the Former Agreement and New Agreement are the same. Under the New Agreement, the New Advisor furnishes all investment advice, office space, certain administrative services and most of the personnel needed by the Funds. As compensation for its services, the New Advisor receives a monthly fee at the annual rate of 1.00% on the first $500 million of average daily net assets, 0.90% on net assets of $500 million to $750 million, 0.80% on net assets of $750 million to $1 billion and 0.70% on net assets exceeding $1 billion for the Upgrader Fund, the Aggressive Fund, the Conservative Fund, and the Sustainable Impact Fund. For the Flexible Income Fund, the New Advisor receives a monthly fee at an annual rate of 0.70% based upon the average daily net assets of the Fund.

40	Annual Report 2022

NOTES TO THE FINANCIAL STATEMENTS SEPTEMBER 30, 2022, continued

For the year ended September 30, 2022, the Upgrader Fund, Aggressive Fund, Conservative Fund, Flexible Income Fund, and Sustainable Impact Fund incurred $1,989,067, $339,913, $805,281, $572,747 and $215,235 in investment advisory fees, respectively.

Prior to February 4, 2022, the Former Advisor contractually agreed to limit the Funds’ total operating expenses by reducing all or a portion of its fees and reimbursing the Funds’ expenses so that their ratio of expenses to average net assets (“expense limitation”) would not exceed the given Fund’s expense limitation listed below. The New Advisor has agreed to maintain each Fund’s current expense limitation for a two-year period beginning of the date of closing of the Transaction.

UPGRADER FUND	1.35%	FLEXIBLE INCOME FUND	0.99%

AGGRESSIVE FUND	1.35%	SUSTAINABLE IMPACT FUND	1.35%

CONSERVATIVE FUND	1.35%

The contract is in effect through February 4, 2024 and may be terminated at any time by the Board of Trustees upon sixty days written notice to the New Advisor. The New Advisor is permitted to seek reimbursement from the Funds, subject to limitations, for fees waived and/or Fund expenses it pays over the following thirty six months after such payment. The Funds must pay their current ordinary operating expenses before the New Advisor is entitled to any reimbursement of fees and/or expenses. Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated. For the year ended September 30, 2022, the New Advisor waived $0, $45,293, $826, $37,186 and $39,423 in fees for the Upgrader Fund, Aggressive Fund, Conservative Fund, Flexible Income Fund and Sustainable Impact Fund, respectively. For the year ended September 30, 2022, the New Advisor recaptured fees of $1,604 from the Flexible Income Fund.

At September 30, 2022, the remaining cumulative unreimbursed amount paid and/or waived by the New Advisor on behalf of the Aggressive Fund, Conservative Fund, Flexible Income Fund and Sustainable Impact Fund that may be recouped was $114,910, $826, $65,357 and $100,311, respectively. The New Advisor may recapture portions of the above amounts no later than the dates as stated below:

	September
	2023	2024	2025	Total
AGGRESSIVE FUND	$42,876	$26,741	$45,293	$114,910
CONSERVATIVE FUND	—	—	826	826
FLEXIBLE INCOME FUND	17,938	10,233	37,186	65,357
SUSTAINABLE IMPACT FUND	34,315	26,573	39,423	100,311

U.S. Bancorp Fund Services, LLC, dba U.S. Bank Global Fund Services (“Fund Services”), an indirect wholly owned subsidiary of U.S. Bancorp, serves as the Funds’ Administrator (“Administrator”) and, in that capacity, performs various administrative and accounting services for the Funds. Fund Services also serves as the Funds’ fund accountant, transfer agent, dividend disbursing agent and registrar. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Funds. Fees paid by the Funds for Administration services for the year ended September 30, 2022 are disclosed in the Statements of Operations.

Quasar Distributors, LLC (the “Distributor”) serves as the principal underwriter for shares of the Funds, and acts as each Fund’s Distributor in a continuous public offering of each Fund’s shares. U.S. Bank, N.A. (“U.S. Bank”) serves as the Funds’ custodian (the “Custodian”). The Custodian is an affiliate of the Administrator.

U.S. Bank receives fees from the underlying funds (“Underlying Funds”) in which the Funds invest for servicing these same shareholder accounts of the underlying Funds by third parties. Fund Services and the Funds have agreed that Fund Services will reduce its fees for fund administration, fund accounting, fund transfer agency and fund custodial services in an amount equal to 70% of the fees received by U.S. Bank. For the year ended September 30, 2022, this expense reduction, in aggregate, equaled $51,475, $7,742, $37,234, $62,497 and $10,418 for the Upgrader Fund, Aggressive Fund, Conservative Fund, Flexible Income Fund and Sustainable Impact Fund, respectively. These expense reductions are reflected on the Statement of Operations as “expenses paid indirectly.”

NOTE 4 – PURCHASES AND SALES OF SECURITIES

The cost of purchases and proceeds from the sales of securities, excluding short-term investments, for the year ended September 30, 2022 are as follows:

	Purchases	Sales
UPGRADER FUND	$363,367,335	$396,714,598
AGGRESSIVE FUND	74,197,858	79,337,023
CONSERVATIVE FUND	115,013,831	122,088,267
FLEXIBLE INCOME FUND	129,005,460	139,395,615
SUSTAINABLE IMPACT FUND	44,634,184	50,145,029

Annual Report 2022	Fundxfunds.com	41

NOTES TO THE FINANCIAL STATEMENTS SEPTEMBER 30, 2022, continued

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the year ended September 30, 2022 and the year ended September 30, 2021 were as follows:

	Year Ended September 30, 2022		Year Ended September 30, 2021
	Ordinary Income	Long-Term Capital Gain*	Ordinary Income	Long-Term Capital Gain*
UPGRADER FUND	$2,648,836	$58,309,251	$ —	$950,917
AGGRESSIVE FUND	969,049	8,656,769	—	530,656
CONSERVATIVE FUND	2,689,504	11,932,968	359,435	—
FLEXIBLE INCOME FUND	2,007,391	—	1,751,962	—
SUSTAINABLE IMPACT FUND	—	6,842,538	—	640,625

* Designated as long-term capital gain divided, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended September 30, 2022.

As of September 30, 2022, components of distributable earnings on a tax basis were as follows:

	FUNDX UPGRADER FUND	FUNDX AGGRESSIVE UPGRADER FUND	FUNDX CONSERVATIVE UPGRADER FUND
Cost of investments	$159,177,061	$26,023,613	$71,386,840
Gross tax unrealized appreciation	—	599,974	1,092,829
Gross tax unrealized depreciation	(19,120,642)	(2,054,755)	(4,513,914)
Net tax unrealized appreciation (depreciation)	$(19,120,642)	$(1,454,781)	$(3,421,085)
Undistributed ordinary income	$3,492,000	$394,155	$110,761
Undistributed long-term capital gain	—	—	—
Total distributable earnings	$3,492,000	$394,155	$110,761
Other accumulated loss	(12,403,551)	(3,671,738)	(2,586,150)
Total accumulated gain/(loss)	$(28,032,193)	$(4,732,364)	$(5,896,474)

	FUNDX FLEXIBLE INCOME FUND	FUNDX SUSTAINABLE IMPACT FUND
Cost of investments	$70,620,709	$17,542,722
Gross tax unrealized appreciation	135,778	—
Gross tax unrealized depreciation	(3,426,103)	(2,390,647)
Net tax unrealized appreciation (depreciation)	$(3,290,325)	$(2,390,647)
Undistributed ordinary income	$1,376,723	$15,310
Undistributed long-term capital gain	—	—
Total distributable earnings	$1,376,723	$15,310
Other accumulated loss	(7,714,733)	(1,551,536)
Total accumulated gain/(loss)	$(9,628,335)	$(3,926,873)

Differences between book-basis and tax-basis unrealized appreciation is attributable to wash sale deferrals.

42	Annual Report 2022

NOTES TO THE FINANCIAL STATEMENTS SEPTEMBER 30, 2022, continued

NOTE 6 – CREDIT FACILITY

U.S. Bank N.A. had made available a $50 million unsecured line of credit pursuant to a Loan and Security Agreement for the Funds in aggregate to be used temporarily for extraordinary or emergency purposes, including the financing of redemptions. For the year ended September 30, 2022, the average interest rate on the credit facility was the prime rate for each of the Funds. Advances were not collateralized by a first lien against the Funds’ assets. During the year ended September 30, 2022, the Funds had the following:

	Outstanding Daily Average Balance for the Period	Maximum Amounts Outstanding for the Period	Interest Expense for the Period	Average Interest Rate	Outstanding Balance at September 30, 2022
UPGRADER FUND	$57,433	$5,032,000	$2,500	3.96%	$ —
AGGRESSIVE FUND	7,652	339,000	322	3.96%	—
CONSERVATIVE FUND	10,000	1,531,000	364	3.96%	—
FLEXIBLE INCOME FUND	6,529	339,000	246	3.96%	—
SUSTAINABLE IMPACT FUND	25,192	2,273,000	918	3.96%	—

Annual Report 2022	Fundxfunds.com	43

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

FundX Investment Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of FundX Upgrader Fund, FundX Aggressive Upgrader Fund, FundX Conservative Upgrader Fund, FundX Flexible Income Fund, and FundX Sustainable Impact Fund (the “Funds”), each a series of FundX Investment Trust (the “Trust”), including the schedules of investments, as of September 30, 2022, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of September 30, 2022, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five year years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2002.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2022 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

November 23, 2022

44	Annual Report 2022

EXPENSE EXAMPLE FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2022 (UNAUDITED)

As a shareholder of the FundX Upgrader Funds (the “Funds”), you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees and other Fund expenses. In addition to the costs discussed, the FundX Upgrader Funds also incur aquired fund fees and expenses that are not contemplated in the table below. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values based on actual returns and actual expenses. Although the Funds charge no sales load or other transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request that a redemption be made by wire transfer, currently, the Funds’ transfer agent charges a $15.00 fee. Investment Retirement Accounts (“IRA”) will be charged a $15.00 annual maintenance fee. To the extent a Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds may vary. These expenses are not included in the examples below. The examples below include, but are not limited to, investment advisory, shareholder servicing, fund accounting, custody and transfer agent fees. However, the examples below do not include portfolio trading commissions and related expenses, interest expense or dividends on short positions taken by a Fund and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6). Then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the tables below provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/22	Ending Account Value 9/30/22	Expenses Paid During the Period*
FUNDX UPGRADER FUND
Actual	$1,000.00	$792.90	$5.90
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.49	$6.64
FUNDX AGGRESSIVE UPGRADER FUND
Actual	$1,000.00	$809.80	$6.06
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.37	$6.76
FUNDX CONSERVATIVE UPGRADER FUND
Actual	$1,000.00	$885.50	$6.43
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.24	$6.89
FUNDX FLEXIBLE INCOME FUND
Actual	$1,000.00	$918.20	$4.40
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.48	$4.64
FUNDX SUSTAINABLE IMPACT FUND
Actual	$1,000.00	$794.60	$5.88
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.51	$6.62

* The calculations are based on expenses incurred during the most recent six-month period. The annualized six-month expense ratios for FundX Upgrader Fund, FundX Aggressive Upgrader Fund, FundX Conservative Upgrader Fund, FundX Flexible Income Fund, and FundX Sustainable Impact Fund were 1.31%, 1.34%, 1.36%, 0.92% and 1.31%, respectively. The dollar amounts shown as expenses paid during the period are equal to the annualized six-month expense ratio multiplied by the average account value during the period, multiplied by 183/365 to reflect the one-half year period.

Annual Report 2022	Fundxfunds.com	45

TRUSTEES AND EXECUTIVE OFFICERS (UNAUDITED)

The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Funds. The Board, in turn, elects the officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and its separate series. The current trustees and officers of the Trust, their years of birth, positions with the Trust, terms of office with the Trust and length of time served, their principal occupations for the past five years and other directorships are set forth in the table below.

Name, Address & Age	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustees	Other Directorships Held During the Past 5 Years
Independent Trustees of the Trust (1)
Jan Gullett (born 1954) c/o FundX Investment Trust 101 Montgomery Street, Suite #2400 San Francisco, CA 94104	Trustee	Indefinite term; Since April 2014	Retired, formerly President & Founder, AVANTX, Inc. (a technology firm focused on research and development using dynamic evolution for algorithm based trading signals), 2006-2016.	5	Director, Balco, Inc., (2018-2020).
Gregg B. Keeling (born 1955) c/o FundX Investment Trust 101 Montgomery Street, Suite #2400 San Francisco, CA 94104	Lead Independent Trustee	Indefinite term; Since April 2014	Retired; Certified Public Accountant; Acting President of Meridian Fund, Inc. (SEC registered investment company), 2012-2013; CFO of Meridian Fund, Inc. 1999-2013; CCO of Meridian Fund, Inc. and Aster Investment Management Company, Inc. (SEC registered investment adviser) 2004-2013; Vice President of Operations, Aster Investment Management Company, Inc., 1999-2013.	5	None
Kimun Lee (born 1946) c/o FundX Investment Trust 101 Montgomery Street, Suite #2400 San Francisco, CA 94104	Trustee	Indefinite term; Since April 2014	Investment Adviser and Principal, Resources Consolidated (Consulting Services) (1980-Present).	5	Director, Board of Firsthand Technology Value Fund, (One Portfolio) (2010- Present). Trustee, Firsthand Funds (two portfolios) (2013- Present). Principal and Director of iShares Delaware Trust Sponsor, LLC, an operator that sponsors iShares Gold Trust, iShares Silver Trust, iShares S&P GSCI Commodity- Indexed Trust, and iShares Gold Trust Micro (2009-Present).
Interested Trustees and Officers of the Trust
Janet Brown (born 1950) FundX Investment Trust 101 Montgomery Street, Suite #2400 San Francisco, CA 94104	Chairperson and Interested Trustee	Indefinite Term; Since March 2014	Managing Director, One Capital Management, LLC, 2022-present; President, FundX Investment Group, LLC, 1978-2022.	5	None

46	Annual Report 2022

TRUSTEES AND EXECUTIVE OFFICERS (UNAUDITED), continued

Interested Trustees and Officers of the Trust
Name, Address & Age	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustees	Other Directorships Held During the Past 5 Years
Jeff Smith (born 1975) FundX Investment Trust 101 Montgomery Street, Suite #2400 San Francisco, CA 94104	President	Indefinite Term; Since March 2018	Managing Director, One Capital Management, LLC, 2022-present; Managing Partner, FundX Investment Group, LLC, 2001-2022.	N/A	N/A
Sean McKeon (born 1957) FundX Investment Trust 101 Montgomery Street, Suite #2400 San Francisco, CA 94104	Chief Compliance Officer Treasurer	Since August 2015 Indefinite Term; Since April 2014	Managing Director, One Capital Management, LLC, 2022-present; Portfolio Manager, FundX Investment Group, LLC, 1990-2022.	N/A	N/A
William McDonell (born 1951) FundX Investment Trust 101 Montgomery Street, Suite #2400 San Francisco, CA 94104	Secretary	Indefinite Term; Since March 2018	Compliance Manager, One Capital Management, LLC, 2022-present; Compliance Manager, FundX Investment Group, LLC, 2016-2022 and FundX Investment Trust, 2016- Present.	N/A	N/A

Annual Report 2022	Fundxfunds.com	47

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT (UNAUDITED)

At a Board Meeting held on August 25, 2022 (the “Meeting”), the Fund’s Board of Trustees (the “Board”), by a unanimous vote, including a separate vote of those trustees who are not “interested persons” (as defined in the Investment Company Act of 1940 (the “1940 Act”))(“Independent Trustees”), considered and approved the current investment advisory agreement (“Current Advisory Agreement”) between One Capital Management, LLC (“OCM”) and FundX Investment Trust (the “Trust”), on behalf of the FundX Upgrader Fund, FundX Flexible Income Fund, FundX Conservative Upgrader Fund, FundX Aggressive Upgrader Fund, and FundX Sustainable Impact Fund (the “Funds”), for renewal and continuation for the remainder of the two year term previously approved by shareholders of the Funds on September 1, 2021. The Board also, by unanimous vote, including a separate vote by the Independent Trustees, considered and approved a new investment advisory agreement (“New Advisory Agreement”) between OCM and the Trust, on behalf of the FundX ETF and the FundX Aggressive ETF (the “New Funds”) for a two-year term to commence upon the merger of the FundX Upgrader Fund and the FundX Aggressive Upgrader Funds into the New Funds.

In connection with their deliberations related to both the Current Advisory Agreement and the New Advisory Agreement, the Board (with the advice from independent legal counsel) requested, and OCM provided, all relevant information deemed to be reasonably necessary to ensure that the Board and the Independent Trustees could gain a sufficiently detailed understanding of the services currently provided by OCM.

The Board considered a variety of factors in connection with its review of both the Current Advisory Agreement and the New Advisory Agreement, also taking into account information provided by OCM during the course of the year and as part of the investment advisory agreement consideration and review process. The following summarizes key factors considered:

The Board noted and duly considered that there are no material differences between the New Advisory Agreement and the Current Advisory Agreement, with the exception of the unitary fee structure in the New Advisory Agreement. The Board received and reviewed extensive information and documentation from OCM relating to the Funds as well as the New Funds, including information regarding investment personnel of OCM, historical performance and the resources of OCM. The Board reviewed and considered detailed information about the structure, operations, organization, personnel, and financial capabilities of OCM. Additionally, information and analysis previously provided by OCM over the course of their service to the Funds was considered in evaluating the New Advisory Agreement. The Board considered such information carefully in conjunction with the other detailed information it received from OCM in the process of conducting its annual consideration and approval of the continuance of the Current Advisory Agreement. In preparation for the Meeting, the Board was provided with, and the Board reviewed and considered, extensive information regarding the Funds and New Funds, detailing the services provided by OCM to each of the Funds under the Current Advisory Agreement as well as the services to be provided by OCM to the New Funds under the New Advisory Agreement (the Current Advisory Agreement together with the New Advisory Agreement, the “Advisory Agreements”).

In its deliberations, the Board did not identify any single factor or piece of information as all important, controlling, or determinative of its decision to approve the Advisory Agreements, rather the Board based its determination on the aggregated information available to it, and each Trustee may have attributed different weights to the various factors and information.

●	In considering the nature, extent, and quality of the services to be provided by OCM, the Board considered information it believed necessary to assess the stability and viability of OCM and to assess the ongoing nature and quality of services to be provided to the Funds and the New Funds. The Board reviewed details of the organizational structure of OCM, as well the financial resources of OCM and their ability to service the Funds and the New Funds. In this regard, the Board considered information about how OCM’s management and operations have been structured following the merger of FundX Investment Group, LLC (the “Prior Adviser”) with OCM (the “Transaction”), including in particular how the Transaction might affect OCM’s performance or delivery of services under the Advisory Agreements. The Board considered information addressing the benefits to OCM expected to result from the Transaction and information describing how the Transaction may be expected to affect OCM’s business, including key personnel.

In addition, the Board took note of its comprehensive review of OCM, both at earlier meetings and the Meeting, in connection with the annual approval of the Current Advisory Agreement. The Board considered OCM’s specific responsibilities in all aspects of the day-to-day management of the Funds, as well as the qualifications, experience and responsibilities of the portfolio managers and other key personnel involved in the day-to-day activities of the Funds. The Board reviewed the services that OCM would provide to the Funds, as well as the New Funds noting to what degree those services extend beyond portfolio management. The Trustees also considered the structure of the compliance policies and procedures of OCM, including information regarding compliance programs, chief compliance officers, and compliance records and disaster recovery/business continuity plans. The Board also considered the existing relationship between OCM and the Trust as well as the Board’s knowledge of OCM’s operations and noted that during the course of the prior year it had met with the Prior Advisor to discuss various operational topics, including compliance and investment management processes and methodologies. The Board concluded that OCM, may be reasonably expected to have sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures to perform their duties under the Advisory Agreements, and that the nature, overall quality, and extent of the management services to be provided to the Funds and the New Funds may be expected to continue to be satisfactory.

Based on its review, within the context of its full deliberations, the Board concluded that OCM may be reasonably expected to continue to provide the same type and quality of services to the Funds, in particular noting the following:

●	In assessing the quality of the portfolio management and other services provided by OCM, the Board reviewed the performance of the Funds on both an absolute basis and in comparison to their peer groups and relevant benchmark indices. The Board considered that the Funds had performed in-line relative to their peer groups medians/averages for the one-year and three-year periods as of June 30, 2022.

48	Annual Report 2022

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT (UNAUDITED), continued

●	The board noted that the fees under the New Advisory Agreement are the same as the fees under the Current Agreement.As part of its comprehensive review of the cost of OCM’s services, the Board duly considered the structure and level of advisory fees payable by the Funds, including a comparison of those fees to fees charged by a peer group of funds prepared by Broadridge. The Board noted that the New Advisory Agreement provided for a unitary fee schedule at the same level as the Current Advisory Agreement whereby OCM would absorb certain other expenses of the New Funds. The Board considered that though the fees charged by each Fund and each New Fund were above their respective peer group medians/averages, they were still reasonable. The Independent Trustees also considered the fees charged to the Funds and to be charged to the New Funds in relation to the fees charged to OCM’s private accounts. They noted that the fees charged to the Funds and the New Funds are not in excess of fees charged to OCM’s private account clients. The management fees for the Funds and the New Funds were deemed to be reasonable when considered in relation to the additional work the investment advisor is required to perform for Fund shareholder accounts, versus private accounts, in particular with respect to added regulatory compliance burdens, expanded disclosure requirements, record keeping and reporting.
●	In considering economies of scale the Board considered OCM’s assertion that, based on the asset size of the Funds, economies of scale had not yet been achieved. The Board also considered that the Funds as well as the New Funds have breakpoints. The Board also considered OCM’s commitment to maintain its cap on each Fund’s expenses for a two-year period after the date of the Transaction. The Board further considered that they would have the opportunity to periodically reexamine whether economies of scale have been achieved.
●	The Board took note of its comprehensive review of the profitability of OCM in its capacity managing the Funds as well as the anticipated profitability of managing the New Funds. The Board also considered the presentation and representations as to OCM’s financial condition, profitability and operations. In assessing OCM’s profitability, the Trustees reviewed financial information that was provided and considered both the direct and indirect benefits that may be expected to accrue from managing the Funds as well as the New Funds. The Board concluded that OCM’s profits from managing the Funds and expected profits from managing the New Funds would not be excessive and after a review of the relevant financial information provided, concluded that OCM appeared to have adequate capitalization and may reasonably be expected to maintain adequate profit levels to support the Funds and the New Funds.

The Board concluded that the investment advisory fees charged and to be charged by OCM are reasonable and acceptable, based on their consideration and review of the services to be performed and the fees for investment advisory services, in light of overall expense ratios and investment performance of comparable peer group funds.

The Board considered the Funds’ portfolio turnover and brokerage commissions, including “soft dollar” arrangements, and concluded that OCM would not unduly benefit from such arrangements or receive other “fall out” benefits related to Fund or the New Funds portfolio trading.

In making their decisions, the Board did not identify any one single factor as being controlling; rather the Board examined, weighted and balanced a combination of factors deemed relevant by the Board.

Based on their evaluation of all the material factors summarized above and assisted by the advice of independent legal counsel to the Independent Trustees, the Board, including the Independent Trustees, concluded that the approval of the renewal and continuation of the Current Advisory Agreement and the approval of the New Advisory Agreement is in the best interests of each Fund and its shareholders.

Annual Report 2022	Fundxfunds.com	49

FUNDS’ LIQUIDITY RISK MANAGEMENT PROGRAM (UNAUDITED)

The Funds have adopted and implemented a written liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act 1940. The Program is designed to assess and manage each Fund’s liquidity risk, taking into consideration the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources. The Funds’ Board of Trustees approved the appointment of the Fund’s Adviser, One Capital Management, LLC as the Funds’ liquidity risk management program administrator, which is responsible for the Program’s administration and oversight and for reporting to the Board on at least an annual basis regarding the Program’s operation and effectiveness. The Adviser has formed a Liquidity Risk Management Committee (the “LRMC”) to manage the day-to-day administration of the Program. The LRMC consists of representatives from Adviser’s operations, compliance and information technology departments.

At the Funds’ Board Meeting in August 2022, the LRMC presented its annual assessment of the Program (“Report”) using data collected through June 30, 2022. The purpose of the Report was to address the operation of the Program, to assess its continued adequacy and effectiveness of implementation, and any material changes to the Program. The Report concluded that (i) the Funds did not experience significant liquidity challenges during the covered period (July 1, 2021 – June 30, 2022); (ii) the Fund’s investment strategy is appropriate for the Upgrader Funds; and (iii) the Program is reasonably designed to assess and manage the liquidity risk of the Funds.

50	Annual Report 2022

INFORMATION ABOUT PROXY VOTING (UNAUDITED)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free at (866) 455-FUND [3863] and by accessing the Funds’ website at www.fundxfunds.com. Furthermore, you can obtain the description on the SEC’s website at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30 is available without charge, by calling toll-free at (866) 455-FUND [3863]. In addition, you can obtain the Funds’ proxy voting records on the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (UNAUDITED)

The Funds’ Semiannual and Annual Reports include a complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year.

The Funds file their complete schedule of portfolio investments with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for periods prior to March 31, 2020, on Form N-Q. The Funds’ Form N-Q or Part F of Form N-PORT are available on the SEC’s website at www.sec.gov and maybe reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

FEDERAL TAX INFORMATION (UNAUDITED)

For the fiscal year ended September 30, 2022, certain dividends paid by the Funds may qualify as “qualified dividends” which are generally subject to a maximum tax rate of 20%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

UPGRADER FUND	22.17%
AGGRESSIVE FUND	17.35%
CONSERVATIVE FUND	30.03%
FLEXIBLE INCOME FUND	5.65%
SUSTAINABLE IMPACT FUND	0.0%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended September 30, 2022 was as follows:

UPGRADER FUND	18.63%
AGGRESSIVE FUND	15.18%
CONSERVATIVE FUND	23.85%
FLEXIBLE INCOME FUND	4.12%
SUSTAINABLE IMPACT FUND	0.0%

The Percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) for each Fund was as follows:

UPGRADER FUND	100.00%
AGGRESSIVE FUND	100.00%
CONSERVATIVE FUND	54.03%
FLEXIBLE INCOME FUND	0.0%
SUSTAINABLE IMPACT FUND	0.0%

Annual Report 2022	Fundxfunds.com	51

HOUSEHOLDING (UNAUDITED)

In an effort to conserve resources, the Funds intend to reduce the number of duplicate Prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to addresses where we reasonably believe two or more accounts are from the same family. If you would like to discontinue householding for your accounts, please call toll-free (866) 455-FUND [3863] to request individual copies of these documents. We will begin sending individual copies thirty days after receiving your request to stop householding. This policy does not apply to account statements.

INFORMATION ABOUT THE FUNDS’ TRUSTEES (UNAUDITED)

The Statement of Additional Information (“SAI”) includes additional information about the Funds’ Trustees and is available without charge, upon request, by calling (866) 455-FUND [3863]. Furthermore, you can obtain the SAI on the SEC’s website at www.sec.gov or the Funds’ website at www.fundxfunds.com.

PRIVACY NOTICE

The Funds collect non-public information about you from the following sources:

● Information we receive about you on applications or other forms;

● Information you give us orally; and

● Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Funds. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of a Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

52	Annual Report 2022

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	Symbol	CUSIP

FundX Upgrader Fund	FUNDX	360876106

FundX Aggressive Upgrader Fund	HOTFX	360876403

FundX Conservative Upgrader Fund	RELAX	360876304

FundX Flexible Income Fund	INCMX	360876205

FundX Sustainable Impact Fund	SRIFX	360876700

This report is intended for the shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Contact Us:	For more about our funds and strategies: 800-763-8639 For account information: 866-455-FUND www.fundxfunds.com

Advisor One Capital Management, LLC 13075 Townsgate Road, Suite 350 Westlake Village, California 91361	Distributor Quasar Distributors, LLC 615 East Michigan Street Milwaukee, WI 53202	Transfer Agent U.S.Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, WI 53202

Custodian U.S.Bank,N.A. Custody Operations 1555 N.RiverCenter Drive, Suite 302 Milwaukee, WI 53212	Independent Registered Public Accounting Firm Tait, Weller & Baker LLP 50 South 16th Street, Suite 2900 Philadelphia, PA 19102	Legal Counsel Cravath & Associates, LLC 19809 Shady Brook Way Gaithersburg, MD 20879

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its Code of Ethics by mail when they call the registrant at 1-800-455-3863.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Messrs. Jan L. Gullett and Gregg B. Keeling are each an “audit committee financial expert” and are considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 9/30/2022	FYE 9/30/2021
( a ) Audit Fees	$101,000	$99,000
( b ) Audit-Related Fees	$0	$0
( c ) Tax Fees	$13,750	$13,500
( d ) All Other Fees	$0	$0

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 9/30/2022	FYE 9/30/2021
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

(g) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

Non-Audit Related Fees	FYE 9/30/2022	FYE 9/30/2021
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

(h) The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).
(b)	Not applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s nominating committee charter does not contain any procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to Registrant’s form N-CSR filed December 3, 2014. Also, provided free of charge, upon request, as described in Item 2 of this form N-CSR.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  FundX Investment Trust

By (Signature and Title)  /s/ Jeff Smith
                                        Jeff Smith, President/Principal Executive Officer

Date  November 22, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/ Jeff Smith
                                         Jeff Smith, President/Principal Executive Officer

Date  November 22, 2022

By (Signature and Title)  /s/ Sean McKeon
                                         Sean McKeon, Treasurer/Principal Financial Officer

Date  November 21, 2022